TURNER FUNDS

Dear Shareholder:

We are pleased to invite you to a Special Meeting (the "Meeting") of the shareholders of the Turner Strategic Growth Fund (the "Turner Fund"), a series of the Turner Funds (the "Turner Trust") to be held at the offices of Turner Investments Partners, Inc. at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on May 17, 2006, at 11:00 a.m., Eastern Time.

At the Meeting, you will be asked to approve the reorganization (the "Reorganization") of the Turner Fund with and into the Phoenix Growth Opportunities Fund (the "Phoenix Fund"), a newly created series of Phoenix Opportunities Trust, and the Phoenix Funds family of mutual funds. The Phoenix Fund will have the same investment objective, principal investment strategies and investment risks as the Turner Fund. While on a gross basis the total annual fund operating expenses of the Phoenix Fund would be higher than the current gross total annual fund operating expenses of the Turner Fund, taking into account fee waivers and expense reimbursements, the Reorganization will not result in any change to the total operating expense ratio that currently applies to the Turner Fund. The Reorganization offers potential benefits to current shareholders. Because of the Phoenix Opportunities Trust's distribution capabilities and the prospects for future growth of the Phoenix Fund, these potential benefits may, in the future, include the economies of scale that would come from a larger fund asset size. Please read the accompanying proxy/prospectus for additional details about the Phoenix Funds and the proposed transaction.

THE BOARD OF TRUSTEES OF THE TURNER TRUST HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS OF THE TURNER FUND VOTE "FOR" THE REORGANIZATION.

Assuming approval by shareholders of the Turner Fund, you will receive a number of shares of the Phoenix Fund equal in dollar value and in the number of shares of the Turner Fund that you own at the time of the reorganization in a transaction that is expected to be tax-free. All shareholders of record of the Turner Fund as of the close of business on April 10, 2006 are cordially invited to attend and vote at the Meeting or any adjournments of the Meeting. If you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD. PLEASE VOTE TODAY.

                                  By Order of the Board of Trustees

                                  /s/ Thomas R. Trala
                                      Thomas R. Trala
                                      President
                                      Turner Funds

May 3, 2006


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


                                PROXY INFORMATION

                  The Turner Strategic Growth Fund (the "Turner Fund") will hold a special meeting of shareholders on May 17, 2006, at the offices of Turner Investment Partners, Inc. ("Turner"), the current investment adviser and administrator to the Turner Fund, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. The purpose of this meeting is to vote on a proposal to reorganize the Turner Fund into the Phoenix Growth Opportunities Fund (the "Phoenix Fund"), a substantially similar series of Phoenix Opportunities Trust (the "Phoenix Trust").

                  The first two pages of this booklet highlight key points about the proposed reorganization and explain the proxy process - including how to cast your votes. Following that are some Questions and Answers about the reorganization. Before you vote, please read the full text of the combined prospectus/proxy statement for a complete understanding of the proposal.

                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

                  Under the proposed reorganization, the Turner Fund's assets and liabilities would be transferred to the Phoenix Fund, which is being created just for this purpose. Phoenix Investment Counsel, Inc. ("Phoenix") would serve as the Phoenix Fund's investment adviser, subject to the direction of the Phoenix Trust's Board of Trustees. Phoenix, in turn, would hire Turner as sub-adviser to manage the newly organized Phoenix Fund on a day-to-day basis, as described in more detail below. UNDER THE PROPOSED ARRANGEMENT, THE PORTFOLIO MANAGEMENT TEAM THAT CURRENTLY PROVIDES DAY-TO-DAY PORTFOLIO MANAGEMENT SERVICES FOR THE TURNER FUND WILL CONTINUE TO PROVIDE THOSE SERVICES TO THE PHOENIX FUND.

                  SAME FUND OPERATING EXPENSES; NO SALES LOADS. The Turner Fund currently has a contractual fee waiver and expense limitation that maintains its total operating expense ratio at a maximum of 1.25% annually. Phoenix is committed to ensuring that this expense ratio is maintained for all former shareholders of the Turner Fund for a period of two years from the closing of the reorganization. Phoenix may extend or modify the expense limitation after two years. No sales charges will be imposed on Turner Fund shareholders in connection with the shares of the Phoenix Fund - Class A Shares - received pursuant to the Reorganization, or on subsequent additional purchases of Class A Shares.

                  SIMILAR SHAREHOLDER SERVICES. As a shareholder of the Phoenix Fund, you will have access to a wide range of shareholder services, including exchange privileges (by mail or phone), telephone redemption services, automatic investment programs, systematic withdrawal programs and toll-free shareholder service support similar to the services you had available as a shareholder of the Turner Fund. See "Comparison of the Turner Fund and Phoenix Fund; Shareholder Transactions and Services of the Turner Fund and Phoenix Fund" in the Prospectus/Proxy for further information.

                  TAX-FREE NATURE OF THE REORGANIZATION. The reorganization is anticipated to be accomplished on a tax-free basis, meaning that you should not realize any capital gains when your Turner Fund shares are exchanged for Class A Shares of the Phoenix Fund.

                 HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

                  If shareholders approve the reorganization, your existing Turner Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar and share amount of the Phoenix Fund's shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the Phoenix Fund will remain the same as it was in the Turner Fund.

                               QUESTIONS & ANSWERS

Q. WHY IS TURNER PROPOSING TO REORGANIZE THE TURNER FUND INTO THE PHOENIX FUND?

A. Despite strong relative performance, Turner has been unable to raise significant assets in the Turner Fund. Turner determined that it was no longer economical to operate the Turner Fund at its current asset levels. After considering several alternatives, Turner determined that the Phoenix Trust presented a legitimate opportunity to successfully raise assets by reorganizing the Turner Fund into a newly-created "shell portfolio" of the Phoenix Trust. Phoenix, in turn, would hire Turner as a sub-adviser to manage the newly organized Phoenix Fund on a day-to-day basis. UNDER THE PROPOSED ARRANGEMENT, THE INDIVIDUALS THAT CURRENTLY PERFORM DAY-TO-DAY PORTFOLIO MANAGEMENT SERVICES FOR THE TURNER FUND WILL CONTINUE TO PERFORM DAY-TO-DAY PORTFOLIO MANAGEMENT SERVICES FOR THE PHOENIX FUND.

Q. WHEN WOULD THE REORGANIZATION BE EFFECTIVE?

A. If shareholders approve the proposed reorganization, the Turner Fund is expected to be reorganized with and into the Phoenix Fund on or about May 22, 2006, after the close of trading on that day. Accordingly, you would own shares of the Phoenix Fund at that time.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of the Turner Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q. HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees of the Turner Fund, including the "Independent Trustees" who comprise a majority of the Turner Trust's Board of Trustees, unanimously recommend that you vote "FOR" the proposal.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-224-6312 between 8:30 a.m. and 8:00 p.m., Eastern Time, Monday through Friday.

Q. HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote over the internet or by telephone. Please follow the instructions on the enclosed proxy card to utilize these methods of voting.


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



                                  TURNER FUNDS

                          TURNER STRATEGIC GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   MAY 3, 2006

                  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Turner Strategic Growth Fund (the "Turner Fund") of Turner Funds (the "Turner Trust") will be held at the offices of Turner Investment Partners, Inc. ("Turner") at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on May 17, 2006 at 11:00 a.m. Eastern Time for the following purposes:

                  1. To approve an Agreement and Plan of Reorganization by and between the Turner Trust, on behalf of the Turner Fund, and Phoenix Opportunities Trust (the "Phoenix Trust"), on behalf of the Phoenix Growth Opportunities Fund (the "Phoenix Fund"), which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Turner Fund to the Phoenix Fund, a corresponding series of the Phoenix Trust, in exchange for Class A shares of the Phoenix Fund; and (2) the distribution of the shares of the Phoenix Fund to shareholders of the Turner Fund in liquidation of the Turner Fund.

                  2. To act on any other business properly brought before the meeting.

                  All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. Shareholders of record at the close of business on April 10, 2006 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.

                                  By Order of the Board of Trustees

                                  Thomas R. Trala President
                                  Turner Funds

May 3, 2006

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.


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






                       COMBINED PROSPECTUS/PROXY STATEMENT
                                   MAY 3, 2006

                                  TURNER FUNDS
                         1205 WESTLAKES DRIVE, SUITE 100
                           BERWYN, PENNSYLVANIA 19312
                                 1-800-224-6312

                           PHOENIX OPPORTUNITIES TRUST
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                 1-800-243-4361

                  This combined prospectus/proxy statement ("Prospectus/Proxy") is furnished in connection with the solicitation of proxies by the Board of Trustees of Turner Funds (the "Turner Trust") for use at the Special Meeting of Shareholders of the Turner Strategic Growth Fund (the "Turner Fund") to be held May 17, 2006 at 11:00 a.m. Eastern Time at the offices of Turner Investments Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, and at any adjourned session thereof (the Special Meeting and any adjournments of the Special Meeting are referred to in this proxy statement as the "Meeting").

                  Shareholders of the Turner Fund of record at the close of business on April 10, 2006 are entitled to vote at the Meeting.

                  The Meeting is being called in order to permit Turner Fund shareholders to consider and vote on the following proposals:

                  1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between the Turner Trust, on behalf of the Turner Fund, and Phoenix Opportunities Trust (the "Phoenix Trust"), on behalf of the Phoenix Growth Opportunities Fund (the "Phoenix Fund"), which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Turner Fund to the Phoenix Fund, a corresponding series of the Phoenix Trust, in exchange for Class A shares of the Phoenix Fund; and (2) the distribution of the shares of the Phoenix Fund to shareholders of the Turner Fund in liquidation of the Turner Fund.

                  2. To act on any other business properly brought before the meeting.

                  The Reorganization Agreement, which is attached as Appendix A, provides for the transfer of all of the assets and liabilities of the Turner Fund to the Phoenix Fund in exchange for Class A Shares of the Phoenix Fund.

                  The Turner Trust and Phoenix Trust are both registered, open-end management investment companies (mutual funds). As a result of the transactions contemplated by the Reorganization Agreement (referred to collectively as the "Reorganization"), shareholders of the Turner Fund will become shareholders of the Phoenix Fund.

                  The Phoenix Fund is a newly organized portfolio of the Phoenix Trust that has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization. The Phoenix Fund has an investment objective and investment policies that are substantially similar to those of the Turner Fund.

                  This Prospectus/Proxy sets forth concisely the information that a Turner Fund shareholder should know before voting on the Reorganization and investing in the Phoenix Fund, and should be retained for future reference. It is both the Turner Fund's proxy statement for the Meeting and a prospectus for the Phoenix Fund.

                  Additional information is set forth in the Statement of Additional Information dated May 3, 2006 relating to this Prospectus/Proxy and in the prospectus dated January 31, 2006 for the Turner Fund which shareholders of the Turner Fund have previously received. These documents are incorporated herein by reference and are on file with the Securities and Exchange Commission (the "SEC"), and are available without charge by calling the Turner Fund at 1-800-224-6312 or by writing to the Turner Fund at Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805.

                  Additional information about the Phoenix Fund is set forth in Appendix B attached to this Prospectus/Proxy and supplements the discussion contained in the Prospectus/Proxy.

                  The Annual Report for the Turner Fund for the fiscal year ended September 30, 2005 can be obtained without charge by calling the telephone number or writing to the address stated above. The Annual Report together with other information about the Turner Fund are available on the SEC's website at www.sec.gov.

                  This Prospectus/Proxy is expected to be first sent to Turner Fund shareholders on or about May 3, 2006.

                  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  SHARES OF THE TURNER FUND AND PHOENIX FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                PROSPECTUS/PROXY

                                TABLE OF CONTENTS

SUMMARY....................................................................  1
Boards' Consideration of the Reorganization................................  1
The Reorganization.........................................................  2
Federal Income Tax Consequences of the Reorganization......................  3
Comparative Fees and Expenses..............................................  3
Overview of the Turner Fund and Phoenix Fund...............................  5
Voting Information.........................................................  6

PRINCIPAL RISK FACTORS.....................................................  7
Risks of Investing in the Turner Fund and Phoenix Fund.....................  7

INFORMATION ABOUT THE REORGANIZATION.......................................  8
Turner Trustees' Considerations............................................  8
The Reorganization Agreement............................................... 10
Description of the Securities to be Issued................................. 12
Federal Income Tax Consequences............................................ 12
Capitalization............................................................. 14

COMPARISON OF THE TURNER FUND AND PHOENIX FUND............................. 14
Investment Objective and Principal Investment Strategies................... 14
Other Investment Techniques of the Turner Fund and Phoenix Fund............ 15
Comparison of  the Turner Trust's and Phoenix Trust's Charter Documents.... 19
Investment Advisers and Advisory Fee Information........................... 20
Other Service Providers.................................................... 24
Administration Arrangements................................................ 25
Shareholder Transactions and Services of the Turner Fund and Phoenix Fund.. 25
Dividends and Other Distributions.......................................... 27

ADDITIONAL INFORMATION ABOUT THE TURNER FUND AND
PHOENIX FUND............................................................... 28
Financial Highlights....................................................... 28

VOTING INFORMATION......................................................... 29
General Information........................................................ 29
Adjournment................................................................ 30
Principal Shareholders..................................................... 30

OTHER INFORMATION.......................................................... 31
Shareholder Proposals...................................................... 31
Other Business............................................................. 31
Available Information...................................................... 31
Experts.................................................................... 31

SHAREHOLDER INQUIRIES...................................................... 32

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION..........................  A-1
APPENDIX B - ADDITIONAL INFORMATION ABOUT THE PHOENIX FUND.................  B-1

                                     SUMMARY
                                     -------

          The following is a summary of certain information contained in this Prospectus/Proxy and the Reorganization Agreement. The Reorganization Agreement governs the terms of the Reorganization. The Reorganization Agreement is attached as Appendix A.

BOARDS' CONSIDERATION OF THE REORGANIZATION

          In December of 2005, Turner communicated to the Trustees of the Turner Trust (the "Turner Trustees") that it was considering proposing a reorganization of the Turner Fund into a newly-created portfolio of the Phoenix Trust. Such a proposal was being considered because, despite strong relative performance, Turner had been unable to raise significant assets in the Turner Fund and, therefore, unable to offer shareholders the potential benefits of economies of scale. Because of increasing costs necessary to operate a mutual fund, Turner had determined that it was no longer economical to operate the Turner Fund at its current asset levels. Turner considered several possible alternatives, including the liquidation of the Turner Fund. After considering these alternatives, Turner determined that the Phoenix Trust presented a legitimate opportunity to successfully raise assets by reorganizing the Turner Fund into a newly-created "shell portfolio" of the Phoenix Trust. After further investigation and deliberation, Turner determined to recommend to the Board of Trustees of the Turner Trust that it approve a reorganization of the Turner Fund with and into the Phoenix Fund.

          In approving the Reorganization, the Turner Trust's Board of Trustees considered and evaluated the recommendation of Turner, that the shareholders of the Turner Fund will realize the following benefits, among others, from the
Reorganization:

    1. As sub-adviser to the Phoenix Fund, Turner would continue to be responsible for portfolio management of the Phoenix Fund using the same investment strategy;

    2. Shareholders would be offered the opportunity to invest in a family of funds managed by an investment adviser that has extensive resources;

    3. Shareholders would be offered the opportunity to invest in a family of funds that, generally, has demonstrated the ability to attract new investors over time, and therefore provide shareholders with potential economies of scale;

    4. The expected tax-free nature of the Reorganization for federal income tax purposes; and

    5. The expected post-reorganization expenses of the Phoenix Fund. In this regard, the Turner Trustees noted that the contractual advisory fee of the two Funds would be the same. Class A Shares of the Phoenix Fund would pay a distribution (12b-1) fee at a rate of 0.25% per year of the average daily net assets of Class A Shares of the Phoenix Fund. However, the expected total post-reorganization expenses (after waivers and reimbursements) will remain at the same level as those of the Turner Fund for a period of two years.

          For these reasons and the additional reasons set forth below under "Information About the Reorganization - Reasons for the Reorganization" the Board of Trustees of the Turner Trust unanimously recommends the approval of the proposed Reorganization by Turner Fund shareholders.

          At a meeting held on February 24, 2006, the Board of Trustees of the Turner Trust considered the Reorganization Agreement and the Reorganization. Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under state and federal law, the Board of Trustees of the Turner Trust, including all of the Trustees who are not "interested persons" of the Turner Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), who were represented by independent legal counsel, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the shareholders of the Turner Fund and that the interests of the existing shareholders of the Turner Fund will not be diluted as a result of the Reorganization. For additional information, see "Information About the Reorganization - Board Considerations."

      THE BOARD OF TRUSTEES OF THE TURNER TRUST UNANIMOUSLY RECOMMENDS THAT
        SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT.

          At a meeting held on February 17, 2006, the Board of Trustees of the Phoenix Trust similarly found that participation in the Reorganization is in the best interests of the Phoenix Trust and that the interests of the shareholders of the Phoenix Trust will not be diluted as a result of the Reorganization.

THE REORGANIZATION

          The Phoenix Fund is a newly organized portfolio of the Phoenix Trust that has been created for purposes of the Reorganization and will not commence operations until the day of the Reorganization. The Phoenix Fund has an investment objective and investment policies that are substantially similar to those of the Turner Fund.

          As set forth in the Reorganization Agreement, the Reorganization would involve:

      o   The acquisition of all of the assets of the Turner Fund by the Phoenix

          Fund and the assumption by the Phoenix Fund of all of the liabilities of the Turner Fund in exchange for Class A Shares of the Phoenix
          Fund having an aggregate value equal to the net asset value of the Turner Fund as of the close of business on the business day immediately preceding the closing date of the Reorganization;

      o The distribution of the Phoenix Fund's Class A Shares to each holder holder of Class I Shares of the Turner Fund as of the closing date of the Reorganization; and

      o   The complete liquidation of the Turner Fund.

                  As a result of the Reorganization, each Turner Fund shareholder will become a shareholder of the Phoenix Fund and will hold, immediately after the Reorganization, Phoenix Fund Class A Shares having a total dollar value equal to the total dollar value of the Class I Shares such shareholder held in the Turner Fund immediately prior to the effectiveness of the Reorganization. The exchange of shares in the Reorganization is intended to be tax-free under federal income tax laws (although there can be no assurances that the Internal Revenue Service will not adopt a contrary position) and shareholders of the Phoenix Fund and the Turner Fund will not pay any sales charge as a result of the exchange of shares in the Reorganization.

                  If approved, the Reorganization is expected to occur as of the close of business on or about May 22, 2006, or another date selected by the Turner Trust and Phoenix Trust. Approval of the Reorganization requires the affirmative vote of a majority in interest of the shares of the Turner Fund. A majority in interest means 50.1% or more of total votes represented by all shares entitled to vote and present at the meeting either in person or by proxy. See "Information About the Reorganization" and "Voting Information" below.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

                  It is intended that the Reorganization will not result in the recognition, for federal income tax purposes, of gain or loss by the Turner Fund or its shareholders or the Phoenix Fund. The sale of securities by the Turner Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of any final distribution made by the Turner Fund prior to the Reorganization.

                  As a condition to the closing of the Reorganization, the Turner Trust and Phoenix Trust will receive an opinion from the Turner Trust's counsel, Drinker Biddle & Reath LLP, based on certain facts, qualifications, assumptions and representations, to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). See "Information About the Reorganization - Federal Income Tax Consequences," below.

COMPARATIVE FEES AND EXPENSES

         TURNER FUND AND PHOENIX FUND EXPENSES
         -------------------------------------

                  Fee and Expense Table. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The total expenses (before waivers and reimbursements) of the Turner Fund differ from the expenses of the Phoenix Fund. In particular, Class A Shares of the Phoenix Fund will bear a 25 basis point distribution (12b-1) fee and estimated other expenses of the Phoenix Fund (before waivers and reimbursements) for the current fiscal year are expected to be higher than the actual other expenses of the Turner Fund (before waivers and reimbursements) for the fiscal year ended September 30, 2005.

                  The following table compares the fees and expenses for the Turner Fund's Class I Shares based on actual expenses for a recent twelve month period and the Phoenix Fund's Class

A Shares based on estimated expenses for the current fiscal year. The fees and expenses shown for the Phoenix Fund's Class A Shares are pro forma expenses that are expected to be in effect after completion of the Reorganization. The purpose of this table is to assist shareholders in understanding the various costs and expenses that shareholders of the Turner Fund will bear as shareholders of the Phoenix Fund. The table enables you to compare and contrast the recent expense levels for the Turner Fund with estimated expenses for the Phoenix Fund and obtain a general idea of what the expense levels would be if the Reorganization occurs. The table does not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Turner Fund or Phoenix Fund. The expenses for the Phoenix Fund project anticipated expense levels but actual expenses may be greater or less than those shown.

                  The Turner Fund's annual operating expenses are based on actual expenses for the twelve months ended September 30, 2005. The Phoenix Fund's annual operating expenses are based on estimates for the current fiscal year. For financial statement purposes, the Turner Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Turner Fund's operating history will be used for financial reporting purposes. The Turner Fund's fiscal year currently ends on September 30 of each year. The Phoenix Fund's fiscal year will also end on September 30 of each year.

                  Example Table. Following the fee and expense table is an expense example intended to help you compare and contrast the cost of investing in: (1) the Turner Fund as it currently exists; (2) the Phoenix Fund assuming the Reorganization is completed; and (3) other mutual funds. The example depicts the dollar amount of expenses on a hypothetical investment in the Turner Fund and the Phoenix Fund. The example does not reflect any expense waivers or reimbursement.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                         TURNER FUND                    PHOENIX FUND
                                                                        CLASS I SHARES           CLASS A SHARES (PRO FORMA)
                                                                        --------------           --------------------------
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)................................                None                          5.75%(1)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                         TURNER FUND                    PHOENIX FUND
                                                                        CLASS I SHARES           CLASS A SHARES (PRO FORMA)
                                                                        --------------           --------------------------
Investment Advisory Fees.....................................               0.75%                           0.75%
Distribution (12b-1) Fees....................................                None                           0.25%
Other Expenses...............................................               0.98%                           1.47(2)
                                                                            -----                           ----
TOTAL ANNUAL FUND OPERATING EXPENSES.........................               1.73%                           2.47%
Fee Waivers and Expense Reimbursements.......................              (0.48)%                         (1.22)%
                                                                           -------                       ---------
NET TOTAL OPERATING EXPENSES                                               1.25%(3)                         1.25%(3)

----------------------

1 No sales charge will be imposed on Class A Shares of the Phoenix Fund issued pursuant to the Reorganization, or on the subsequent additional purchases of Class A Shares of the Phoenix Fund by Turner Fund shareholders who receive Class A Shares of the Phoenix Fund pursuant to the Reorganization (including, without limitation, through the reinvestment of dividends, exchange of shares or otherwise).
2 Other Expenses for the Phoenix Fund are based on estimated amounts for the current fiscal year.
3 Turner has contractually agreed to waive fees and reimburse expenses to keep the Turner Fund's "Net Total Operating Expenses" from exceeding 1.25% through January 31, 2007. Turner may discontinue this arrangement at any time after January 31, 2007. Phoenix has agreed to continue this contractual limitation through at least May 2008.

EXAMPLE

                  This example is intended to help you compare the cost of investing in the Turner Fund with the cost of investing in the Phoenix Fund. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same as shown in the above table. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                   1 Year      3 Years       5 Years      10 Years
                                                                   ------      -------       -------      --------
Turner Fund - Class I Shares.................................       $127         $498         $894         $2,001
Phoenix Fund - Class A Shares (Pro Forma)....................       $695        $1,073       $1,600        $3,037

                  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The example assumes that all dividends and other distributions are reinvested.

OVERVIEW OF THE TURNER FUND AND PHOENIX FUND

         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
         ------------------------------------------------

                  The investment objective of each of the Turner Fund and Phoenix Fund is the same - capital appreciation. Each Fund's principal investment strategies are also the same. Each Fund seeks to achieve its objective by investing primarily in common stocks and other equity securities of U.S. companies with medium to large market capitalizations that Turner believes have strong earnings growth potential. The investment policies and restrictions of the Funds are also substantially similar. See "Comparison of the Turner Fund and Phoenix Fund" below for further information.

         SERVICE PROVIDERS
         -----------------

                  Turner currently serves as investment adviser to the Turner Fund. Following the Reorganization, Phoenix will serve as investment adviser to the Phoenix Fund. Phoenix intends to engage Turner as sub-adviser to manage the Phoenix Fund's investments on a day-to-day basis.

                  The Turner Trust and Phoenix Trust have different administrators, distributors, transfer agents and other service providers. For a detailed discussion of the management of the Phoenix Trust, see "Comparison of the Turner Fund and Phoenix Fund - Investment Advisers and Advisory Fee Information," "Comparison of the Turner Fund and Phoenix Fund - Other Service Providers," and Appendix B.

         SHARE CLASS CHARACTERISTICS, AND SHAREHOLDER TRANSACTIONS AND SERVICES
         ----------------------------------------------------------------------

                  Sales Load, Distribution and Shareholder Servicing Arrangements for the Phoenix Fund. There will be no sales charges assessed on holders of Turner Fund shares in exchanging those shares for Class A Shares of the Phoenix Fund in connection with the Reorganization. In addition, no sales charges will be assessed on future purchases of Class A Shares of the Phoenix Fund to holders of Class I Shares of the Turner Fund who acquire Class A Shares of the Phoenix Fund in connection with the Reorganization.

                  The Phoenix Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A Shares of the Phoenix Fund to compensate the Phoenix Trust's distributor for services it provides and for expenses it bears for its services. The Phoenix Fund pays a service fee under the distribution plan equal to 0.25% per year of the daily net assets attributable to Class A Shares. The distributor expects to use these fees to pay qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to Class A Shares sold by such firms.

                  For more information concerning sales load, distribution and shareholder servicing arrangements for the Phoenix Fund, see Appendix B.

                  Sales Load, Distribution and Shareholder Servicing Arrangements for the Turner Fund. Class I Shares of the Turner Fund are currently not subject to any sales loads or distribution or shareholder servicing fees.

VOTING INFORMATION

                  The Board of Trustees of the Turner Trust is furnishing this Prospectus/Proxy in connection with the solicitation of proxies. Only shareholders of record at the close of business on April 10, 2006, will be entitled to vote at the Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of the Reorganization Agreement. Proxies may be revoked at any time before they are exercised by submitting to the Turner Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. For additional information, see "Voting Information" below.

                             PRINCIPAL RISK FACTORS

RISKS OF INVESTING IN THE TURNER FUND AND PHOENIX FUND

                  An investment in each of the Turner Fund and Phoenix Fund is subject to specific risks arising from the types of securities in which the Funds invest and general risks arising from investing in any mutual fund. If you invest in either Fund, you risk losing your investment. The principal risk factors for the Phoenix Fund after the Reorganization will be the same as those which currently apply to the Turner Fund. These risks are as follows:

         GENERAL
         -------

                  The value of a Fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of a Fund's investments decreases, you will lose money.

                  Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which a Fund invests can be worse than expected and investments may fail to perform as Turner expects. As a result, the value of your shares may decrease.

         EQUITY SECURITIES RISK
         ----------------------

                  Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

                  Growth Stocks.   Because growth stocks typically make little
or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented stocks typically underperform when value investing is in favor.

                  Larger Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

                  Medium Market Capitalization Companies. Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Medium market capitalization stocks are subject to varying patterns of trading volumes and may, at times, be difficult to sell.

         INITIAL PUBLIC OFFERINGS ("IPOS") INVESTING RISK
         ------------------------------------------------

                 Typically, there is less available public information about IPOs than exists for already-established issuers. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, a Fund may purchase securities in IPOs and then immediately sell them. This practice will increase portfolio turnover rates and increase broker and other transaction costs to a Fund, may negatively affect Fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

         LIMITED NUMBER OF INVESTMENTS
         -----------------------------

                  Because each Fund focuses on growth companies, each Fund may hold fewer stocks in larger percentage amounts than funds that invest in a broader range of companies or have a less focused investment approach. Conditions that negatively affect securities in the portfolio will have a greater impact on a Fund as compared to a fund that holds a greater number of security positions. In addition, a Fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.

         NON-DIVERSIFICATION RISK
         ------------------------

                  As each Fund is a non-diversified investment company under the 1940 Act, neither Fund is limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a Fund's portfolio can reduce the risks of investing. As a non-diversified investment company, each Fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If a Fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the Fund's return to fluctuate more than that of a diversified investment company.

                      INFORMATION ABOUT THE REORGANIZATION
                      ------------------------------------

                  Significant features of the Reorganization are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement which is attached as Appendix A.

TURNER TRUSTEES' CONSIDERATIONS

                  In December of 2005, Turner communicated to the Trustees of the Turner Trust (the "Turner Trustees") that it was considering proposing a reorganization of the Turner Fund into a newly-created portfolio of the Phoenix Trust. Such a proposal was being considered because, despite strong relative performance, Turner had been unable to raise significant assets in the Turner Fund and, therefore, unable to offer shareholders the potential benefits of economies of scale. Because of increasing costs necessary to operate a mutual fund, Turner had determined that it was no longer economical to operate the Turner Fund at its current asset levels. Turner considered several possible alternatives, including the liquidation of the Turner Fund. After considering these alternatives, Turner determined that the Phoenix Trust presented a legitimate opportunity to successfully raise assets by reorganizing the Turner Fund into a newly-created "shell portfolio" of the Phoenix Trust. After further investigation and deliberation, Turner determined to recommend to the Board of Trustees of the Turner Trust that it approve a reorganization of the Turner Fund with and into the Phoenix Fund.

                  At a Turner Trustees' meeting held on January 18, 2006, Turner presented its recommendation that the Turner Fund be reorganized into the newly-created Phoenix Fund. In making such a recommendation, Turner presented to the Board various materials regarding Phoenix and the Phoenix Trust. The Turner Trustees reviewed, without limitation, information regarding the asset size and number of portfolios of the Phoenix Trust, biographical information regarding the Phoenix Trust's Board of Trustees, the proposed expense ratio for the new Phoenix Fund, Phoenix's experiences with other fund reorganizations, as well as the Phoenix organization's sales and marketing capabilities.

                  The Turner Trustees requested that Turner conduct certain reviews of the Phoenix Trust and Phoenix. These reviews included, among other things, materials concerning regulatory and compliance matters. The Turner Trustees also requested the opportunity to meet with representatives of Phoenix.

                  At a Turner Trustees' meeting held February 24, 2006, the Turner Trustees met with representatives of Phoenix. These representatives presented materials on the structure, personnel and capabilities of Phoenix. In addition, the Chief Compliance Officer of the Phoenix Trust provided an overview of the Phoenix Trust's compliance program.

                  During the meeting, the Turner Trustees, with the advice and assistance of counsel, reviewed and considered, among other things:

        i. The reputation, financial strength and capabilities of Phoenix;

        ii. As sub-adviser to the Phoenix Fund, Turner would continue to be responsible for portfolio management of the Phoenix Fund using the same investment strategy;

        iii. The Reorganization would offer shareholders the opportunity to invest in a family of funds managed by an investment adviser that has extensive resources;

        iv. The Reorganization would offer shareholders the opportunity to invest in a family of funds that, generally, has demonstrated the ability to attract new investors over time, and therefore provide shareholders with potential economies of scale;

        v.        The expected post-reorganization expenses of the Phoenix Fund.
                  In this regard, the Turner Trustees noted that the contractual advisory fees of the two Funds would be the same. Class A Shares of the Phoenix Fund would pay a distribution (12b-1) fee at a rate of 0.25% per year of the average daily net assets of Class A Shares of the Phoenix Fund. However, the expected total post-reorganization expenses (after waivers) will remain at the same level as those of the Turner Fund for a period of at least two years;

        vi. There will be no sales charges assessed to holders of Class I Shares of the Turner Fund for Class A Shares of the Phoenix Fund acquired in connection with the Reorganization. In addition, no sales charges will be assessed on future purchases of Class A Shares of the Phoenix Fund to holders of Class I Shares of the Turner Fund who acquire Class A Shares of the Phoenix Fund in connection with the Reorganization.

       vii.       Phoenix's experience with fund reorganizations;

       viii.      The compliance program of Phoenix and the Phoenix Trust;

       ix. The Phoenix Trust's distribution capabilities and the prospects for future growth of the Phoenix Fund; x. The viability of the Turner Fund absent approval of the proposed Reorganization, and alternatives to the Reorganization including liquidating the Turner Fund;
       xi. The terms of the proposed Reorganization, including the anticipated tax-free nature of the transaction for the Turner Fund and its shareholders; and

       xii. That the Turner Fund would not bear any of the expenses of the proposed Reorganization.

                  At the February 24, 2006 meeting, the Turner Trustees determined that the Reorganization was in the best interest of the shareholders of the Turner Fund, and that the interests of the existing shareholders of the Turner Fund would not be diluted as a result of the Reorganization. The Turner Trustees also considered and unanimously approved the terms and conditions of the Reorganization Agreement.

THE REORGANIZATION AGREEMENT

                  The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement attached to this Prospectus/Proxy as Appendix A.

                  The Reorganization Agreement provides that: (1) all of the Turner Fund's assets will be acquired, and all of the liabilities of the Turner Fund will be assumed, by the Phoenix Fund in exchange for Class A Shares, (2) Class A Shares of the Phoenix Fund received will be distributed to the shareholders of the Turner Fund, and (3) the Turner Fund will liquidate.

                  Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on or about the close of business on May 22, 2006 (the "Closing Date") or on a later date as the parties may agree.

                  With respect to the Reorganization, each shareholder of the Turner Fund will receive a number of full and fractional Class A Shares of the Phoenix Fund equal to the number of shares of the Turner Fund held as of the close of business of the New York Stock Exchange ("NYSE") on the Closing Date. Immediately upon receipt of Phoenix Fund Class A Shares, the Turner Fund will liquidate and distribute pro-rata to its shareholders of record as of the Closing Date the shares of the Phoenix Fund received by the Turner Fund in the Reorganization.

                  The liquidation and distribution of the Phoenix Fund shares received by the Turner Fund will be accomplished by the transfer of the Phoenix Fund's shares then credited to the account of the Turner Fund on the books of the Phoenix Fund to open accounts on the share records of the Phoenix Fund in the names of the shareholders of the Turner Fund. The aggregate net asset values of the Class A Shares of the Phoenix Fund to be credited to the shareholders of the Turner Fund will be equal to the aggregate net asset value of the Turner Fund Class I Shares owned by such shareholders at the close of business on the Closing Date. All issued and outstanding shares of the Turner Fund will simultaneously be canceled on the books of the Turner Fund.

                  Under the Reorganization Agreement, neither the Phoenix Trust nor the Turner Trust will bear any fees or expenses in connection with the transactions contemplated by the Reorganization Agreement. Phoenix and Turner will each bear its own expenses incurred in connection with the Reorganization except that Phoenix will bear the expenses of forming, preparing and registering the Phoenix Fund and Phoenix and Turner will share equally the cost of the preparation, filing and distribution of this Prospectus/Proxy and for soliciting approval from the shareholders of the Turner Fund.

                  The Reorganization Agreement provides that the Phoenix Fund will assume all obligations of the Turner Fund to indemnify the Turner Trustees against all liabilities and expenses to the extent permitted by law and the Turner Trust's Agreement and Declaration of Trust.

                  The Reorganization Agreement contains a number of representations and warranties made by the Turner Trust to the Phoenix Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the Phoenix Trust to the Turner Trust. The Reorganization Agreement contains a number of conditions precedent that must occur before either the Turner Trust or Phoenix Trust are obligated to proceed with the Reorganization. These include, among others, that: (1) the shareholders of the Turner Fund approve the Reorganization; (2) both the Turner Fund and the Phoenix Fund receive from the Turner Fund's counsel the tax opinion discussed below under "Federal Income Tax Consequences;" and (3) the receipt of certain certificates from the Turner Trust's and the Phoenix Trust's officers concerning the continuing accuracy of representations and warranties in the Reorganization Agreement.

                  The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the closing of the Reorganization by: (1) the mutual written consent of the Turner Trust and the Phoenix Trust;
(2) by either party if the other party shall have materially breached its obligations under the Reorganization Agreement or made a material and intentional misrepresentation in connection with the Reorganization Agreement; or (3) either party if the closing does not occur by December 31, 2006.

                  If a quorum is present, approval of the Reorganization requires the affirmative vote of a majority in interest of the Class I Shares of the Turner Fund. A majority in interest means 50.1% or more of total votes represented by all shares entitled to vote and represented at the meeting either in person or by proxy. See the section of this Prospectus/Proxy entitled "Voting Information" for more information.

                  IF THE REORGANIZATION IS APPROVED, TURNER FUND SHAREHOLDERS WHO DO NOT WISH TO HAVE THEIR TURNER FUND SHARES EXCHANGED FOR CLASS A SHARES OF THE PHOENIX FUND AS PART OF THE REORGANIZATION SHOULD REDEEM THEIR SHARES PRIOR TO THE CONSUMMATION OF THE REORGANIZATION. IF YOU REDEEM YOUR SHARES, YOU MAY RECOGNIZE A TAXABLE GAIN OR LOSS BASED ON THE DIFFERENCE BETWEEN YOUR TAX BASIS IN THE SHARES AND THE AMOUNT YOU RECEIVE FOR THEM.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

                  Shareholders of the Turner Fund as of the closing of the Reorganization will receive full and/or fractional Class A Shares of the Phoenix Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. The Phoenix Fund Class A Shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued, and will have no pre-emptive or conversion rights. The rights of shareholders of the Turner Fund and the Phoenix Fund are comparable. For more information see "Comparison of the Turner Fund and the Phoenix Fund - Comparison of the Turner Trust's and the Phoenix Trust's Charter Documents and - Shareholder Transactions and Services of the Turner Fund and Phoenix Fund."

FEDERAL INCOME TAX CONSEQUENCES

                  The exchange of the Turner Fund's assets for the Phoenix Fund Class A Shares and the assumption of the liabilities of the Turner Fund pursuant to the Reorganization Agreement is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Turner Trust and the Phoenix Trust will receive the opinion of Drinker Biddle & Reath LLP, counsel to the Turner Trust, to the effect that on the basis of the existing provisions of the Code, Treasury regulations under it, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations with respect to the Reorganization, for federal income tax purposes:

                  (a) The transfer of all of the Turner Fund's assets in exchange for Phoenix Fund Class A Shares and the assumption by the Phoenix Fund of all of the liabilities of the Turner Fund followed by the distribution of the Phoenix Fund Class A Shares to the shareholders of the Turner Fund in complete liquidation of the Turner Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Turner Fund and the Phoenix Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) The shareholders of the Turner Fund will recognize no gain or loss upon the exchange of shares of the Turner Fund for Phoenix Fund Class A Shares;

                  (c) The aggregate tax basis of the Phoenix Fund Class A Shares received by each shareholder of the Turner Fund will equal the aggregate tax basis of the shares of the Turner Fund surrendered by that shareholder in the Reorganization;

                  (d) The holding periods of the Phoenix Fund Class A Shares received by each Turner Fund shareholder will include the holding periods of the Turner Fund shares surrendered by that shareholder in the Reorganization, provided that the Turner Fund shares are held by that shareholder as capital assets on the date of the exchange;

                  (e) The Turner Fund will recognize no gain or loss (1) upon the transfer of its assets to the Phoenix Fund in exchange for Phoenix Fund Class A Shares and the assumption of liabilities of the Turner Fund by the Phoenix Fund, or (2) upon the distribution of those shares to the shareholders of the Turner Fund;

                  (f) The Phoenix Fund will recognize no gain or loss upon the receipt of the assets of the Turner Fund in exchange for Phoenix Fund Class A Shares and the assumption of the liabilities of the Turner Fund;

                  (g) The tax basis in the hands of the Phoenix Fund of each asset of the Turner Fund transferred to the Phoenix Fund in the Reorganization will be the same as the tax basis of that asset in the hands of the Turner Fund immediately before the transfer;

                  (h) The holding period in the hands of the Phoenix Fund of each asset of the Turner Fund transferred to the Phoenix Fund in the Reorganization will include the period during which that asset was held by the Turner Fund; and

                  (i) The Phoenix Fund will succeed to all other tax attributes of the Turner Fund for Federal income tax purposes.

                  Shares held for the purpose of investment are generally considered to be capital assets.

                  NEITHER THE TURNER TRUST NOR THE PHOENIX TRUST HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL WILL NOT BE BINDING ON THE IRS NOR WILL IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATION TO YOU, INCLUDING FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

CAPITALIZATION

                  The following tables show the capitalization of the Turner Fund and the Phoenix Fund as of February 28, 2006, and the capitalization of the Phoenix Fund on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of Class A Shares of the Phoenix Fund that would be exchanged for the shares of the Turner Fund if the Reorganization shown had been consummated on February 28, 2006, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs. Amounts in the tables are in thousands, except for net asset value per share. The Phoenix Fund is a new investment portfolio with no assets and liabilities that will commence operations upon completion of the Reorganization.

---------------------------------------------------------------------------------------------------
                                                                            COMBINED FUND
                            TURNER FUND*           PHOENIX FUND **          PRO FORMA
--------------------------- ---------------------- ------------------------ -----------------------
NET ASSETS:                 $10,336                $0                       $10,336
                            (Class I Shares)       (Class A Shares)         (Class A Shares)

--------------------------- ---------------------- ------------------------ -----------------------
NET ASSET VALUE PER SHARE:  $12.84                 $0.00                    $12.84
                            (Class I Shares)       (Class A Shares)         (Class A Shares)

--------------------------- ---------------------- ------------------------ -----------------------
SHARES OUTSTANDING:         805                    0                        805
                            (Class I Shares)       (Class A Shares)         (Class A Shares)

---------------------------------------------------------------------------------------------------

* The Turner Fund will be the accounting survivor for financial statement purposes.
** The Phoenix Fund is new and has not commenced operations as of the date of this Prospectus/Proxy.

                 COMPARISON OF THE TURNER FUND AND PHOENIX FUND
                 ----------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

                  The investment objective and principal investment strategies of the Phoenix Fund will be the same following the Reorganization as those currently pursued by the Turner Fund.

                  The investment objective of each Fund is capital appreciation. There is no guarantee that a Fund will achieve its objective. Each Fund's investment objective may be changed without shareholder approval.

                  Under normal circumstances, each Fund invests primarily in common stocks and other equity securities of U.S. companies with medium to large market capitalizations that Turner believes have strong earnings growth potential. Medium to large capitalization companies are defined for this purpose as companies with market capitalizations, at the time of purchase, in the range of those companies included in the Russell 1000(R) Growth Index (the "Growth Index"). Because medium to large cap companies are defined by reference to an index, the market capitalization of companies in which a Fund may invest may vary with market conditions. As of December 31, 2005, the market capitalization range of companies included in the Growth Index was $1 billion to $370 billion. A Fund may also purchase securities of other medium to large capitalization companies that Turner believes offer strong earnings growth potential. It is not expected that a Fund will own a substantial amount of securities that pay dividends.

                  With respect to the Phoenix Fund, Phoenix manages the Phoenix Fund's investment program and the general operations of the Phoenix Fund. For each of the Turner Fund and Phoenix Fund, Turner manages the Fund's investments. Turner invests a Fund's assets in securities of companies in a variety of economic sectors, and generally will not invest more than 50% of the Fund's assets in any one sector of the economy (for example, technology or industrial). Turner will not invest more than 25% of a Fund's assets in any one industry or group of industries. Portfolio exposure is generally limited to 5% of a Fund's assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index.

                  Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading volume and price patterns. Turner focuses on companies that it believes have market dominance, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

                  Generally, a security becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Positions may also be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

                  Turner's investment strategies may result in a higher portfolio turnover rate for a Fund. High portfolio turnover rates increase brokerage and other transaction costs to a Fund, negatively affect Fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

                  If Turner believes that market conditions are not favorable to a Fund's principal strategies, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents, such as U.S. government securities and high-grade commercial paper. When this allocation happens, a Fund may not achieve its investment objective.

OTHER INVESTMENT TECHNIQUES OF THE TURNER FUND AND PHOENIX FUND

                  Each of the Turner Fund and Phoenix Fund may also engage in the investment techniques described below. Each Fund may also buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional information for the Turner Fund, which is on file with the SEC and is available without charge by calling the Turner Fund at 1-800-224-6312 or by writing to the Turner Fund at Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805 for more information on the Turner Fund's investment techniques. Please refer to the Statement of Additional Information that relates to this Prospectus/Proxy for more information on the Phoenix Fund's investment techniques.

         REPURCHASE AGREEMENTS
         ---------------------

                  Each Fund may invest in repurchase agreements. Default or insolvency of the other party presents risks to a Fund.

         SECURITIES LENDING
         ------------------

                  Each Fund may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, a Fund can suffer losses.

         INVESTMENT RESTRICTIONS
         -----------------------

                  Each of the Turner Fund and Phoenix Fund is subject to the investment limitations described below.

         FUNDAMENTAL LIMITATIONS
         -----------------------

                  The Turner Fund and Phoenix Fund have adopted the following investment limitations, which are similar between the Funds but not identical. In particular, the Funds have slightly different policies with respect to borrowing, loans, real estate and commodities. Each of these differences is highlighted below. Additionally, as discussed below, the Turner Fund is subject to an investment limitation regarding oil, gas and minerals, for which the Phoenix Fund has no corresponding limitation. These investment limitations are fundamental policies of each of the Turner Fund and Phoenix Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

                  Borrowings. The Turner Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Turner Fund to purchase securities or require the Turner Fund to segregate assets are not considered to be borrowings. The Turner Fund will not purchase securities while its borrowings exceed 5% of its total assets. This limitation does not prohibit the Turner Fund from borrowing money from banks as permitted under the 1940 Act. Asset coverage of at least 300% is required for all borrowings, except where the Turner Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

                  The Phoenix Fund may not borrow money except: (i) from banks in amounts not to exceed one-third of the value of its total assets (including the amount borrowed); and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction
(i) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (ii) investments in instruments such as futures contracts, swaps and options, and (iii) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

                  Loans. The Turner Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Turner Fund may purchase or hold debt instruments in accordance with its investment objective and policies.

                  The Phoenix Fund may not make loans, except that the Phoenix Fund may: (i) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (ii) participate in an interfund lending program with other registered investment companies.

                  Notwithstanding the foregoing restrictions on making loans, each of the Turner Fund and Phoenix Fund may: (i) enter into repurchase agreements; and (ii) lend its portfolio securities.

                  Real Estate. Generally, neither Fund will purchase or sell real estate. The Turner Fund may, however, purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts). The Phoenix Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iv) hold and sell real estate acquired by the Phoenix Fund as a result of the ownership of securities.

                  Commodities. Generally, neither Fund may purchase or sell commodities or commodities contracts. The Turner Fund may, however, purchase:
(i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. The Phoenix Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

                  Senior Securities. Neither Fund may issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

                  Underwriting. Neither Fund may act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

                  Industry Concentration. Neither Fund will concentrate its investments in the securities of issuers in the same industry. For purposes of this fundamental investment, the staff of the SEC considers a Fund to concentrate its investments in issuers in a particular industry if the Fund invests more than 25% of its assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in (a) domestic banks or (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                  In addition to the foregoing, the Turner Fund is subject to the following investment limitation as a fundamental policy, for which the Phoenix Fund has no corresponding fundamental limitation.

                  Oil, Gas and Minerals. The Turner Fund may not invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

                  The foregoing percentages (except with respect to the limitations on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

         NON-FUNDAMENTAL LIMITATIONS
         ---------------------------

                  The following investment limitations are non-fundamental policies of the Turner Fund and may be changed by the Turner Fund's Board of Trustees without shareholder approval. The Phoenix Fund has no corresponding non-fundamental limitations.

                  Pledge, Mortgage or Hypothecation of Assets. The Turner Fund may not pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of the Fund's total assets.

                  Exercising Control. The Turner Fund may not invest in companies for the purpose of exercising control.

                  Purchasing on Margin/Short Sales. The Turner Fund may not purchase securities on margin or effect short sales, except that the Fund may:
(i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
(iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

                  Other Investment Companies. The Turner Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

                  Illiquid Securities. The Turner Fund may not purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while a Fund holds such securities. While not stated as a non-fundamental limitation, the Phoenix Fund adheres to a similar policy with respect to illiquid securities.

                  Futures and Options. The Turner Fund may not enter into futures contracts and options on futures contracts except as permitted by guidelines set forth in the Fund's Statement of Additional Information.

                  In addition, the Turner Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities exempt from registration on resale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Turner Fund's Board of Trustees.

COMPARISON OF THE TURNER TRUST'S AND PHOENIX TRUST'S CHARTER DOCUMENTS

         STATE OF ORGANIZATION
         ---------------------

                  The Phoenix Trust is organized as a statutory trust under Delaware law. The Turner Trust is organized as a business trust under Massachusetts law. The following is a summary of certain differences between and among the Agreement and Declaration of Trust and By-laws of the Phoenix Trust (together, the "Phoenix Charter") and the Agreement and Declaration of Trust and By-laws of the Turner Trust (together, the "Turner Charter"). It is not a complete discussion of the differences between the Phoenix Charter and the Turner Charter.

                  Delaware law contains favorable limitations on shareholder and Trustee liability for obligations of the Phoenix Trust, and provides for indemnification out of Phoenix Trust property for any shareholder or Trustee who may be held personally liable for the obligations of the Phoenix Trust. Further, under the Phoenix Charter, such indemnification extends to any person who is or was a Trustee, officer, employee or other agent of the Phoenix Trust or is or was serving at the request of the Phoenix Trust as a Trustee, director, officer, employee or agent of another organization in which the Phoenix Trust has an interest as a shareholder, creditor or otherwise.

                  Massachusetts law does not include provisions relating to the limitation of liability of the shareholders and Trustees for a business trust. Therefore, the shareholders and Trustees of a Massachusetts business trust could potentially be liable for obligations of the trust. The Turner Charter, however, contains express provisions stating that the shareholders and Trustees are not personally liable in connection with Turner Trust property or the acts, obligations or affairs of the Turner Trust. The Turner Charter also contains an express provision limiting the liability of the Trustees and provides for indemnification of the shareholders and Trustees under certain circumstances.

         REMOVING TRUSTEES
         -----------------

                  Under the Phoenix Charter, shareholders may remove a Trustee by a vote of two-thirds of the Phoenix Trust's outstanding shares. Under the Turner Charter, shareholders holding a majority of the shares entitled to vote may remove a Trustee.

         SHAREHOLDER MEETINGS
         --------------------

                  The Phoenix Charter provides that to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of Trustees shall be called promptly by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Under the Turner Charter, shareholders owning at least 10% of the outstanding shares of any Turner Fund may call a special shareholder's meeting for any purpose.

         QUORUM
         ------

                  At any meeting of shareholders, under the Phoenix Charter, 33 1/3% of the shares entitled to vote constitutes a quorum at a shareholder's meeting, except when a larger quorum is required by applicable law. Under the Turner Charter, a majority in interest of the shares entitled to vote constitutes a quorum at a shareholder's meeting.

         DERIVATIVE AND CLASS ACTIONS
         ----------------------------

                  Under the Turner Charter, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Turner Trust or its shareholders. The Phoenix Charter does not provide shareholders a similar right. Delaware law, however, affords shareholders of a statutory trust the right to bring derivative actions.

         REORGANIZING/MERGING A FUND
         ---------------------------

                  Under the Phoenix Charter, the Trustees can merge, reorganize or sell all or substantially all of the assets of a fund without shareholder approval. Under the Turner Charter, the Trustees can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 17, 2001 without shareholder approval.

         AMENDING THE DECLARATION OF TRUST
         ---------------------------------
                  Under the Phoenix Charter, the Trustees may amend the Agreement and Declaration of Trust without shareholder approval, except for amendments that affect certain shareholder rights. Similarly, under the Turner Charter, the Trustees may amend the Agreement and Declaration of Trust without shareholder approval, except for amendments that affect certain shareholder rights.

INVESTMENT ADVISERS AND ADVISORY FEE INFORMATION

         INVESTMENT ADVISORY ARRANGEMENTS WITH PHOENIX
         ---------------------------------------------

                  Phoenix will serve as the Phoenix Fund's investment adviser under an investment advisory agreement with the Phoenix Trust. Under the agreement, Phoenix will have general responsibility for the management of the Phoenix Fund. As the Phoenix Fund's investment adviser, Phoenix will oversee Turner's sub-advisory activities with respect to the Phoenix Fund and will monitor Turner's compliance with the Phoenix Fund's investment policies, guidelines and restrictions.

                  About Phoenix. Phoenix is located at 56 Prospect Street, Hartford, Connecticut 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 52 mutual funds and as adviser to institutional clients. As of December 31, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

                  Listed below are the names and principal occupations of each of the directors and the principal executive officers of Phoenix. The principal business address of each director and the principal executive officer, as it relates to their duties at Phoenix, is 56 Prospect Street, Hartford, Connecticut 06115.

Name                         Position with Phoenix
----                         ---------------------
George R. Aylward, Jr.*      Executive Vice-President
John H. Beers*               Vice-President and Clerk
Doreen A. Bonner             Vice-President and Chief Compliance Officer
Daniel T. Geraci*            President and Director
Michael E. Haylon            Director
James D. Wehr*               Executive Vice-President and Director

* This person is also a Trustee or officer of the Phoenix Trust.

                  About the Investment Advisory Agreement. The investment advisory agreement between Phoenix and the Phoenix Trust is similar to the current investment advisory agreement between Turner and the Turner Trust. Under the investment advisory agreement and subject to the direction of the Phoenix Trust's Board of Trustees, Phoenix will have general responsibility for the management of the Phoenix Fund. As the Phoenix Fund's investment adviser, Phoenix will oversee Turner's sub-advisory activities with respect to the Phoenix Fund and will monitor Turner's compliance with the Phoenix Fund's investment policies, guidelines and restrictions. As discussed above, Phoenix will receive an investment advisory fee equal to the fee currently charged by Turner under its investment advisory agreement with the Turner Fund, which is equal to 0.75% per year of the average daily net assets of the Turner Fund. Phoenix will, in turn, pay a sub-advisory fee to Turner from its advisory fee. For the fiscal year ended September 30, 2005, the Turner Fund actually paid Turner advisory fees, after waivers and reimbursements, an amount equal to 0.27% of the Turner Fund's average daily net assets.

                  The investment advisory agreement will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees of the Phoenix Trust or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Phoenix Trust, provided that in either event the continuance also is approved by a majority of the Trustees of the Phoenix Trust who are not "interested persons" (as defined in the 1940 Act) of the Phoenix Trust or of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable with respect to the Phoenix Fund, without penalty, on 60 days' written notice by the Trustees of the Phoenix Trust, or by vote of holders of a majority of the Phoenix Fund's shares. Phoenix may terminate the advisory agreement, without penalty, on 60 days' written notice. The agreement also would terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  Under the investment advisory agreement, Phoenix is not liable for any error of judgment or mistake of law, or for any loss suffered by the Phoenix Trust or a shareholder in connection with or arising out of the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Phoenix in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement.

                  The Turner Fund's current investment advisory agreement with Turner has a similar standard of care. Under that agreement, Turner is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable state law or federal securities law that cannot be waived or modified.

         INVESTMENT SUB-ADVISORY ARRANGEMENTS WITH TURNER
         ------------------------------------------------

                  About Turner. Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March 1990, and is registered with the SEC as an investment adviser. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 2005, Turner had discretionary management authority with respect to over $18 billion in assets. Turner has provided investment advisory services to investment companies since 1992.

                  Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and the principal executive officer, as it relates to their duties at Turner, is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Name                      Position with Turner
----                      --------------------
Robert E. Turner*         Chairman of the Board; Chief Investment
                          Officer; Chief Executive Officer
Mark D. Turner            Vice Chairman of the Board; President,
                          Senior Portfolio Manager/Analyst
Christopher McHugh        Board Member, Vice President, Senior Portfolio
                          Manager/Analyst
Thomas R. Trala*          Chief Financial and Operating Officer, Secretary
Brian F. McNally*         General Counsel and Chief Compliance Officer,
                          Assistant Secretary

* This person is also a Trustee or officer of the Turner Trust.

                  About the Turner Sub-Advisory Agreement. Turner currently serves as the investment adviser to the Turner Fund. Under the sub-advisory agreement between Phoenix and Turner, Turner will continue to provide day-to-day investment management services to the newly formed Phoenix Fund.

                  The sub-advisory agreement between Phoenix and Turner is similar to the investment advisory agreement between Turner and the Turner Fund. The principal difference between these agreements is the compensation structure. In the advisory agreement with the Turner Fund, Turner receives a fee directly from the Turner Fund. In the sub-advisory agreement relating to the Phoenix Fund, Turner would receive a fee from Phoenix equal to 0.375% per year of the first one billion dollars in average daily net assets of the Phoenix Fund, 0.35% per year in average daily net assets of the Phoenix Fund over one billion and up to and including two billion dollars, and 0.325% per year in average daily net assets of the Phoenix Fund over two billion dollars. This fee will be paid by Phoenix from its own assets and will not result in any additional advisory fees payable by the Phoenix Fund.

                  The Turner sub-advisory agreement will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the sub-advisory agreement would continue automatically with respect to the Phoenix Fund for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the Board of Trustees of the Phoenix Trust and (ii) a majority of the Trustees of the Phoenix Trust who are not "interested persons" (as defined in the 1940 Act) of the Phoenix Trust or of any party to the sub-advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable, without penalty, on 30 days' written notice by Phoenix or Turner. The sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  The sub-advisory agreement provides that Turner shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the agreement, or in accordance with specific directions or instructions from the Phoenix Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Phoenix Fund as defined in the prospectus and statement of additional information and that such acts or omissions shall not have resulted from Turner's willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

                  Manager of Managers. The Phoenix Trust and Phoenix have received an exemptive order from the SEC that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new sub-advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any sub-advisory agreement; and (c) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

                  By approving the Reorganization, shareholders, in effect, will hire Phoenix to manage the Phoenix Fund's assets directly and/or to hire sub-advisers from time to time to manage some or all of the Phoenix Fund's assets. Shareholders will not be able to vote on the approval of any sub-adviser Phoenix hires or on a material change to an existing sub-advisory agreement. In such circumstances, however, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

                  While Phoenix does not currently intend to recommend that the Board terminate Turner as sub-adviser to the Phoenix Fund, shareholders should be aware that this is a possibility in the future under Phoenix's "manager of managers" investment approach.

OTHER SERVICE PROVIDERS

                  The Turner Trust and Phoenix Trust have different service providers. Upon completion of the Reorganization, the Phoenix Trust will continue to engage its existing service providers. In all cases, the types of services provided to the Turner Trust and Phoenix Trust under the service arrangements are substantially similar.

----------------------------------------------------------------------------------------------------------------------
                                         TURNER FUND                            PHOENIX FUND
                                         -----------                            ------------
---------------------------------------- -------------------------------------- --------------------------------------
Administrator                            Turner                                 Phoenix Equity Planning Corporation
                                                                                ("PEPCO")
---------------------------------------- -------------------------------------- --------------------------------------
Sub-Administrator                        SEI Investments Global Funds Services  PFPC Inc.
---------------------------------------- -------------------------------------- --------------------------------------
Distributor                              SEI Investments Distribution Co.       PEPCO
---------------------------------------- -------------------------------------- --------------------------------------
Custodian                                PFPC Trust Company                     State Street Bank and Trust Company
---------------------------------------- -------------------------------------- --------------------------------------
Transfer Agent                           DST Systems, Inc.                      PEPCO
---------------------------------------- -------------------------------------- --------------------------------------
Independent Registered Public            KPMG LLP                               PricewaterhouseCoopers, LLP
Accountants
----------------------------------------------------------------------------------------------------------------------

ADMINISTRATION ARRANGEMENTS

                  The Turner Trust and Turner have entered into an administration agreement which provides that Turner will perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related services, in connection with operation of the Turner Fund. Turner may enter into agreements with service providers to provide administration services to the Turner Trust. SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Turner Trust's sub-administrator.

                  PEPCO, One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056, acts as administrative agent for the Phoenix Trust and as such performs administrative, pricing, bookkeeping and pricing functions for the Phoenix Trust. The Phoenix Trust will continue to retain PEPCO to serve as administrative agent to the Phoenix Fund after completion of the Reorganization. PFPC Inc. serves as sub-agent to the Phoenix Trust and provides tax and related services.

SHAREHOLDER TRANSACTIONS AND SERVICES OF THE TURNER FUND AND PHOENIX FUND

                  This section compares the shareholder transactions and services of the Turner Fund and the Phoenix Fund. The following is qualified in its entirety by the more detailed information in the prospectus for the Turner Fund, which is incorporated by reference into this Prospectus/Proxy, and Appendix B with respect to the Phoenix Fund.

         SALES CHARGES
         -------------

                  There will be no sales charges assessed to holders of Class I Shares of the Turner Fund for Class A Shares of the Phoenix Fund acquired in connection with the Reorganization. In addition, no sales charges will be assessed on future purchases of Class A Shares of the Phoenix Fund to holders of Class I Shares of the Turner Fund who acquire Class A Shares of the Phoenix Fund in connection with the Reorganization. New investors in the Phoenix Fund will, however, be subject to a front-end sales charge of up to 5.75% on Class A Shares of the Phoenix Fund purchased by such investors after completion of the Reorganization.

         DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
         ---------------------------------------------------

                  The Turner Trust has not adopted any distribution or shareholder servicing plan with respect to Class I Shares of the Turner Fund.

                  The Phoenix Trust has adopted a plan with respect to Class A Shares of the Phoenix Fund in accordance with Rule 12b-1 under the 1940 Act, to compensate the Phoenix Trust's distributor for the services it provides and the expenses it bears under its underwriting agreement with the Phoenix Trust. Class A Shares of the Phoenix Fund pay a service fee at a rate of 0.25% per year of the average daily net assets of Class A Shares of the Phoenix Fund. From the service fee, the distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to Class A Shares sold by such firms. In the case of Class A Shares of the Phoenix Fund sold to an affiliated fund of funds, fees are paid to the distributor of the fund of funds. The fees will be in addition to any sales charges reallowed to such broker-dealer firms. To the extent that the entire amount of the service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services provided by the distributor.

         PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES
         ----------------------------------------------
                  Purchase Policies. The following compares the purchase policies of the Turner Fund and Phoenix Fund.

                                  TURNER FUND:                                           PHOENIX FUND:
                                 CLASS I SHARES                                          CLASS A SHARES
                                 --------------                                          --------------

MINIMUM            Regular Accounts             $2,500                Regular Accounts                     $500
INITIAL
INVESTMENT

                      Systematic                 $100               Systematic Exchange                    $ 25
                   Investment Plan                                      Privilege or
                                                                   Investo-Matic Program

                      Individual                $2,000             Individual Retirement                   $ 25
                 Retirement Accounts                                      Accounts

                                                                    Defined Contribution                   None
                                                                   Plans, Profit Sharing
                                                                     Plans, or Employee
                                                                       Benefits Plans

                                   TURNER FUND:                                          PHOENIX FUND:
                                  CLASS I SHARES                                         CLASS A SHARES
                                  --------------                                         --------------

MINIMUM             $ 50 (by phone, mail, wire or online); $25      Defined Contribution                   None
SUBSEQUENT           (through the Systematic Investment Plan)      Plans, Profit Sharing
INVESTMENTS                                                          Plans, or Employee
                                                                       Benefits Plans

                                                                       Other Accounts                      $ 25

                  Both the Turner Fund and Phoenix Fund permit purchases to be made by telephone, mail (including express delivery), wire transfer or Automated Clearing House, or through a financial intermediary, such as a broker, financial advisor or other financial institution. The Turner Fund also permits purchases to be made by internet and through a Systematic Investment Plan. The Phoenix Fund has a similar automatic purchase plan called the Investo-Matic Program.

                  Redemption Procedures. The following compares redemption procedures for the Turner Fund and the Phoenix Fund. Both the Turner Fund and Phoenix Fund permit shares to be redeemed by telephone, in writing or through a financial intermediary, such as a broker, financial advisor or other financial institution. In addition, the Turner Fund permits shares to be redeemed by internet or wire transfer. Shareholders having at least $10,000 in the Turner Fund can arrange for automatic periodic redemptions of at least $50 through the Systematic Withdrawal Plan. Shareholders with at least $5,000 in the Phoenix Fund can arrange for automatic periodic redemptions of at least $25 through the Systematic Withdrawal Program. The Turner Fund may require you to redeem your shares if your account balance drops below $1,000 due to redemptions while the Phoenix Fund may do so if redemption activity causes your account balance to fall below $200.

                  Exchange Procedures. The following compares exchange procedures for the Turner Fund and the Phoenix Fund. Both the Turner Fund and Phoenix Fund permit exchanges between other funds offered by the Turner Trust and Phoenix Trust, respectively. Each Fund permits exchanges to be made by telephone, mail, or through a financial intermediary, such as a broker, financial advisor or other financial institution. The Turner Fund also permits exchanges by internet.

                  Other Service Information. The Turner Fund offers Individual Retirement Accounts ("IRAs") and Coverdell Education Savings Accounts ("ESAs") for investment directly through the Turner Fund's transfer agent. These accounts may also be available through financial intermediaries that offer the Turner Fund. Investors can invest directly in the Phoenix Fund through IRAs but not ESAs. Investors may be able to invest in ESAs through programs offered by financial intermediaries that offer the Phoenix Fund.

                  Market Timing. Each of the Turner Fund and Phoenix Fund has adopted policies intended to discourage disruptive trading practices, commonly referred to as "market timing." The Turner Fund generally may bar a shareholder from making further exchanges or purchases if the shareholder in any calendar year makes more than four "roundtrip transactions," i.e., a redemption or exchange transaction followed by a purchase back into the Turner Fund. The Phoenix Fund limits shareholders to one roundtrip transaction within any rolling 30-day period.

         PRICING OF SHARES
         -----------------

                  The price per share for each of the Turner Fund and Phoenix Fund (in the case of current Turner Fund shareholders who receive Class A Shares of the Phoenix Fund in connection with the Reorganization) is the net asset value ("NAV") per share next determined after a Fund receives your purchase, redemption or exchange order. The offering price per share for new investors who purchase Class A Shares of the Phoenix Fund after completion of the Reorganization will be the NAV plus any applicable front-end sales charge. The NAV of each of the Turner Fund and Phoenix Fund is calculated on each business day at the close of business on the NYSE (normally 4:00 P.M. Eastern time).

DIVIDENDS AND OTHER DISTRIBUTIONS

                  The Turner Fund distributes dividends from investment company taxable income annually while the Phoenix Fund makes such dividend distributions annually. Each of the Turner Fund and Phoenix Fund distributes capital gains, if any, at least annually.

          ADDITIONAL INFORMATION ABOUT THE TURNER FUND AND PHOENIX FUND
          -------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                  The table that follows presents performance about Class I Shares of the Turner Fund. No information is presented for the Phoenix Fund because it will not commence operations until the Closing Date of the Reorganization. This information is intended to help you understand the Turner Fund's financial performance for the past five years. Some of this information reflects financial information for a single fund share. The total returns in the table represent the rate that a Turner Fund shareholder would have earned (or lost) on an investment in the Turner Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the year ended September 30, 2005 have been audited by KPMG LLP, Independent Registered Public Accountants, whose report, along with the Turner Fund's financial statements, appears in the Turner Fund's Annual Report dated September 30, 2005. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-800-224-6312. The information for the years ended September 30, 2004, 2003 and 2002 was audited by the Turner Fund's former independent auditors, Ernst & Young LLP. The information for the year ended September 30, 2001 was audited by another accounting firm.

------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED SEPTEMBER 30                 2005          2004         2003          2002          2001
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
Net Asset Value, Beginning of Period             $9.88         $9.35        $6.59         $9.01        $26.20
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
Income From Investment Operations
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Net investment loss                          (0.07)(2)     (0.07)       (0.06)        (0.08)        (0.10)(2)
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Realized and unrealized gains (losses)        1.87          0.60         2.82         (2.34)       (11.63)
    on investments
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Total From Investment Operations              1.80          0.53         2.76         (2.42)       (11.73)
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
Less Dividends And Distributions
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Dividends from net investment income           --            --           --            --            --
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Distributions from capital gains               --            --           --            --          (5.46)
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Total Dividends and Distributions              --            --           --            --          (5.46)
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
Net Asset Value, End of Period                  $11.68         $9.88        $9.35         $6.59         $9.01
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
Total Return                                     18.22%         5.67%       41.88%       (26.86)%      (53.71)%
--------------------------------------------- ------------- ------------- ------------ ------------- -------------

--------------------------------------------- ------------- ------------- ------------ ------------- -------------
Ratios/Supplemental Data
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Net Assets, End of Period (000)             $7,158        $4,430       $3,551        $4,847        $9,776
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Ratio of Net Expenses to Average Net
    Assets+                                       1.25%         1.25%        1.25%         1.26%(3)      1.25%(3)
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Ratio of Total Expenses to Average Net
    Assets                                        1.73%         1.83%        1.53%         5.98%(3)      3.49%(3)
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Ratio of Net Investment Loss to Average
    Net Assets+                                  (0.64)%       (0.70)%      (0.77)%       (0.71)%       (0.69)%
--------------------------------------------- ------------- ------------- ------------ ------------- -------------
    Portfolio Turnover Rate++                    206.17%       262.01%      282.15%       391.98%       400.04%
------------------------------------------------------------------------------------------------------------------

+      Inclusive of fees paid indirectly, waivers and/or reimbursements.

++     Exclusive effect of in-kind transfers and mergers.

(1) The information set forth in this table for the period prior to August 17, 2002, is the financial data of the Mercury Select Growth Fund, Class I Shares. From the period June 19, 2000, to August 17, 2002, the Mercury Select Growth fund operated as a "feeder" fund that sought to achieve its investment objective by investing all of its assets in the "master" portfolio, a mutual fund that had the same investment objective as the Fund. All investments were made at the master level. This structure is sometimes called a "master/feeder" structure.

(2)    Based on average shares outstanding.

(3) Expense ratios include the Mercury Select Growth Fund's Class I Shares portion of the master's allocated expenses.

Amount designated as "--" are either $0 or have been rounded to $0.

                               VOTING INFORMATION
                               ------------------

GENERAL INFORMATION

                  The Turner Trustees are furnishing this Prospectus/Proxy in connection with the solicitation of proxies for the Meeting. Shareholders may vote: (1) by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, (2) by telephone, or (3) by internet, as described on the proxy card.

                  Only shareholders of record at the close of business on April 10, 2006 will be entitled to vote at the Meeting. As of that date, the Turner Fund had 887,631.885 units of beneficial interest ("shares") issued and outstanding. Each whole share held entitles the shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share and each fractional share is entitled to a proportionate fractional vote. Any shareholder who submits a proxy may revoke it at any time before it is exercised by submitting to the Turner Trust a specific written notice of revocation. A majority in interest of the Turner Fund's shares entitled to vote on the proposal constitutes a quorum. Abstentions and "broker non-votes" will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the proposal.

                  The approval of the Reorganization Agreement requires the affirmative vote of a majority in interest of the Class I Shares of the Turner Fund. A majority in interest means 50.1% or more of total votes represented by all shares entitled to vote and represented at the meeting either in person or by proxy. A vote for the Reorganization Agreement is also a vote for the Reorganization; conversely a vote against the Reorganization Agreement is also a vote against the Reorganization.

                  It is expected that the solicitation of proxies will be primarily by mail. In addition to the solicitation of proxies by mail, Trustees and officers of the Turner Trust and officers and employees of Turner may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Turner and Phoenix will bear the cost of the Meeting and proxy materials and any proxy solicitation. The proxy card and this Prospectus/Proxy are being mailed to shareholders on or about May 3, 2006.

                  If an accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

ADJOURNMENT

                  In the event that a quorum is not present at the Meeting or that sufficient votes in favor of the Reorganization Agreement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. Turner and Phoenix bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment of any proxies that they are entitled to vote in favor of the Reorganization Agreement.

PRINCIPAL SHAREHOLDERS

                  As of March 15, 2006, the officers of the Turner Trust and the Turner Trustees as a group owned or controlled approximately 15.78% of the Turner Fund's outstanding shares. The following table sets forth the name, address and share ownership of each person known to the Turner Fund to have ownership with respect to 5% or more of Class I Shares of the Turner Fund as of March 15, 2006. The type of ownership of each entry listed on the table is record ownership. The Turner Fund believes that most of the shares referred to below were held by the persons listed in accounts for their fiduciary, agency, or custodial customers. The percentage of the Phoenix Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to remain the same.

                        TURNER FUND
                        -----------
              NAME AND ADDRESS OF SHAREHOLDER                       NUMBER OF SHARES             PERCENT OF FUND
              -------------------------------                       ----------------             ---------------

Charles Schwab & Co.
Attn Mutual Funds / Team S
4500 Creek Drive S Fl 3
Denver, CO 80246                                                      292,824.585                    34.81%

Robert E. Turner and Carolyn Turner
9 Horseshoe Lane
Paoli, PA 19301-1909                                                  132,706.031                    15.78%

Carolyn Turner - Trustee
Robert E. Turner Jr. Trust
9 Horseshoe Lane
Paoli, PA 19301-1909                                                  119,100.588                    14.16%

Robert E. & Carolyn W. Turner Foundation
9 Horseshoe Lane
Paoli, PA 19301-1909                                                   80,448.284                     9.56%

                                OTHER INFORMATION
                                -----------------

SHAREHOLDER PROPOSALS

                  The Turner Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals within a reasonable time before such meeting to the Secretary of the Turner Trust c/o Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

OTHER BUSINESS

                  The Trustees of the Turner Trust know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

AVAILABLE INFORMATION

                  Each of the Turner Trust and Phoenix Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Turner Trust and Phoenix Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549, and at certain of the following regional offices of the SEC: Northeast Regional Office, The 3 World Financial Center, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. Information included in the Prospectus/Proxy concerning the Turner Trust was provided by the Turner Trust and information included in the Prospectus/Proxy concerning the Phoenix Trust was provided by the Phoenix Trust.

EXPERTS

                  The audited financial statements for the Turner Fund, appearing in the Turner Fund's Annual Report for the fiscal year ended September 30, 2005, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report therein and incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy. Such financial statements are incorporated therein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                              SHAREHOLDER INQUIRIES
                              ---------------------

                  Shareholder inquiries may be addressed to the Turner Trust or to the Phoenix Trust in writing at the respective address, or by phone at the respective phone number, on the cover page of this Prospectus/Proxy

                                      * * *

                  THE TURNER TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE TURNER FUND AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE TURNER TRUST AT 1205 WESTLAKES DRIVE, SUITE 100, BERWYN, PA 19312, OR BY CALLING 1-800-224-6312.

                  SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO USE THESE METHODS OF VOTING.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 24th day of February, 2006, by and between Phoenix Opportunities Trust, a Delaware statutory trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Growth Opportunities Fund (the "Acquiring Fund"), a separate series of the Phoenix Trust and the Turner Funds, a Massachusetts business trust (the "Turner Trust"), on behalf of the Turner Strategic Growth Fund (the "Acquired Fund"), a separate series of the Turner Trust. Phoenix Investment Counsel, Inc ("Phoenix") and Turner Investment Partners, Inc. ("Turner") join this Agreement solely for purposes of paragraph 10.2.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Fund is a separate series of the Turner Trust and the Acquiring Fund is a separate series of the Phoenix Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund will be permitted to invest.

         The Board of Trustees of the Phoenix Trust, including a majority of the Phoenix Trustees who are not "interested persons" of the Phoenix Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund which is a newly created series of the Phoenix Trust formed for the specific purposes of entering into the Agreement, and its shareholder and that the interests of the existing sole shareholder of the Acquiring Fund would not be diluted as a result of this transaction.

         The Board of Trustees of the Turner Trust, including a majority of the Trustees who are not "interested persons" of the Turner Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined and adjusted as provided in paragraph 2.3 hereof as of Valuation Time (as defined below); and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the existing or future liabilities of the Acquired Fund, whether accrued or contingent, known or unknown (including, without limitation, any current or future obligation to indemnify the Turner Trust's current Trustees with respect to the Acquired Fund, to the fullest extent permitted by law and the Turner Trust's Declaration of Trust) (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Valuation Time (as defined below). All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its transfer agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures established by the Turner Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund. The Turner Trust and the Phoenix Trust agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

         2.2 The net asset value per share of the Acquiring Fund shall be the net asset value per share of the Acquired Fund at the Valuation Time, determined using the same valuation procedures referred to in paragraph 2.1.

         2.3 The number of Acquiring Fund Shares issued to the Acquired Fund will be equal to the number of shares of the Acquired Fund outstanding at the Valuation Time.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be May 22, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Turner Investment Partners, Inc. or at such other time and/or place as the parties may agree.

         3.2 The Turner Trust shall direct PFPC Trust Company, as custodian or the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Turner Trust shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Turner Trust, on behalf of the Acquired Fund, represents and warrants as follows:

         (a) The Acquired Fund is duly organized as a series of the Turner Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Turner Trust's Declaration of Trust ("Declaration of Trust"), to own all of its Assets and to carry on its business as it is now being conducted;

         (b) The Turner Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Turner Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Phoenix Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

         (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Turner Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Turner Trust on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Turner Trust on behalf of the Acquired Fund is a party or by which it is bound;

         (g) Except as otherwise disclosed in writing to and accepted by the Phoenix Trust, all material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Phoenix Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Turner Trust on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Turner Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2005, have been audited by KPMG LLP ("KPMG"), independent registered public accountants, and are in accordance with United States generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since September 30, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state, Puerto Rico and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Turner Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

         (p) The proxy statement of the Acquired Fund (the "Proxy Statement") will, on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         (q) The Turner Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

         4.2 The Phoenix Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

         (a) The Acquiring Fund is duly organized as a series of the Phoenix Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Phoenix Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Phoenix Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund as of the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Phoenix Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Phoenix Trust on behalf of the Acquiring Fund is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Phoenix Trust on behalf of the Acquiring Fund is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Turner Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Phoenix Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Phoenix Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the

Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Fund has only nominal assets and outstanding shares, solely for the purpose of voting on matters related to the reorganization contemplated by the Agreement;

         (h) There are no known or contingent liabilities of the Acquiring Fund as of the date hereof or the Closing Date;

         (i) The Statements of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Phoenix Trust at September 30, 2005, have been audited by PricewaterhouseCoopers, LLP ("PWC"), independent registered public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Phoenix Trust as of such date in accordance with GAAP, and there are no known contingent liabilities of the Phoenix Trust required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since September 30, 2005, there has not been any material adverse change in the Phoenix Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Phoenix Trust of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Phoenix Trust. For the purposes of this subparagraph (j), a decline in net asset value per share of the Phoenix Trust due to declines in market values of securities in the Phoenix Trust, the discharge of Phoenix Trust liabilities, or the redemption of Phoenix Trust Shares by shareholders of the Phoenix Trust shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such;

         (m) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and may be offered and sold in every state, Puerto Rico and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (n) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Phoenix

Trustees of the Phoenix Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Phoenix Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (o) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund);

         (p) The information to be furnished by the Phoenix Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (q) That insofar as it relates to the Acquiring Fund, the Form N-1A Registration Statement of the Phoenix Trust relating to the Acquiring Fund (the "Registration Statement") and the definitive proxy statement of the Acquired Fund (the "Proxy Statement"), and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement or the Proxy Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement or the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         (r) The Phoenix Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

5.       COVENANTS OF THE TURNER TRUST ON BEHALF OF THE ACQUIRED FUND

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Turner Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the holders of the Acquired Fund's shares.

         5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.7 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.8 The Turner Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Phoenix Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Phoenix Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Turner Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Phoenix Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE PHOENIX TRUST ON BEHALF OF THE ACQUIRING FUND

         6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

         6.5 The Acquiring Fund shall, for a two-year period after the Closing, limit total annual fund operating expenses to 1.25% of total net assets. No sales charge shall be imposed on the Shares of the Acquiring Fund issued pursuant to the Reorganization, or on the subsequent additional purchase of Shares of the Acquiring Fund by shareholders that receive Shares of the Acquiring Fund pursuant to the Reorganization (including, without limitation, through the reinvestment of dividends, exchange of Shares or otherwise).

         6.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Turner Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Turner Trust's election, to the performance by the Phoenix Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Phoenix Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Phoenix Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Phoenix Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

         7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Phoenix Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Phoenix Trust's election, to the performance by the Turner Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Turner Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         8.2 The Turner Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Turner Trust;

         8.3. The Turner Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Turner Company, on behalf of the Acquired Fund, on or before the Closing Date;

         8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Turner Trust, on behalf of the Acquired Fund, or the Phoenix Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Turner Trust's Declaration of Trust, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Turner Trust nor the Phoenix Trust may waive the conditions set forth in this paragraph 9.1;

         9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Turner Trust and the Phoenix Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         9.4 The post-effective Registration Statement registering shares of the Acquiring Fund shall have become effective under the 1933 Act and 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         9.5 The parties shall have received the opinion of Drinker Biddle & Reath LLP, addressed to both the Phoenix Trust and the Turner Trust, as of the Closing Date, substantially to the effect that, based upon certain facts, assumptions, and representations:

               (a) The transfer of all of the Acquired Fund's Assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Acquired Fund (followed by the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1984, as amended (the "Code"), and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

               (b) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of shares of the Acquired Fund for Acquiring Fund Shares;

               (c) The aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will equal the aggregate tax basis of the shares of the Acquired Fund surrendered by that shareholder in the Reorganization;

               (d) The holding periods of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding periods of the Acquired Fund shares surrendered by that shareholder in the Reorganization, provided that the Acquired Fund shares are held by that shareholder as capital assets on the date of the exchange;

               (e) The Acquired Fund will recognize no gain or loss (A) upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of Liabilities of the Acquired Fund, or (B) upon the distribution of those Shares to the shareholders of the Acquired Fund;

               (f) The Acquiring Fund will recognize no gain or loss upon the receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of the Liabilities of the Acquired Fund;

               (g) The tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of that Asset in the hands of the Acquired Fund immediately before the transfer;

               (h) The holding period in the hands of the Acquiring Fund of each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the period during which that Asset was held by the Acquired Fund; and

               (i) The Acquiring Fund will succeed to all other tax attributes of the Acquired Fund for Federal income tax purposes.

         In rendering the opinion described in this paragraph, Drinker Biddle & Reath LLP may require and, to the extent it deems necessary and appropriate, may rely upon representations made in certificates of the Acquiring Fund and the Acquired Fund.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Turner Trust on behalf of the Acquired Fund and the Phoenix Trust on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 Phoenix and Turner will each bear its own expenses incurred in connection with the Reorganization except that Phoenix will bear the expenses of forming, preparing and registering the Acquiring Fund and Phoenix and Turner will share equally the cost of the preparation, filing and distribution of the proxy statement and for soliciting approval from the shareholders of the Acquired Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Turner Trust and the Phoenix Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         Other than the condition set forth in paragraph 9.1 hereto, the Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Boards of Trustees, may waive any condition to their respective obligations hereunder.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Turner Trust and the Phoenix Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund

Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed as follows:

         If to the Phoenix Trust:

         Phoenix Opportunities Trust
         101 Munson Street,
         Greenfield, Massachusetts 01301
         Attn: General Counsel

         If to the Turner Trust:

         Turner Funds
         1205 Westlakes Drive, Suite 100
         Berwyn, Pennsylvania 19312
         Phone: (484) 329-2425
         Fax: (484) 329-2725
         Attn: Brian F. McNally

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

         16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Phoenix Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Phoenix Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Phoenix Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                      PHOENIX OPPORTUNITIES TRUST ON
                                             BEHALF OF ITS SERIES PHOENIX GROWTH
                                             OPPORTUNITIES FUND

/s/ Kevin J. Carr                            By: /s/ Francis G. Waltman
-------------------------------                  -------------------------------
By: Kevin J. Carr                                    Francis G. Waltman
Title: Vice President and Secretary          Title: Senior Vice President

Attest:                                      TURNER FUNDS ON BEHALF OF ITS SERIES
                                             TURNER STRATEGIC GROWTH FUND

/s/ Brian F. McNally                         By: /s/ Thomas R. Trala, Jr.
-------------------------------                  -------------------------------
By: Brian F. McNally                         Name:   Thomas R. Trala, Jr.
Title: CCO and Secretary                     Title: President


Attest:                                      PHOENIX INVESTMENT COUNSEL, INC.,
                                             hereby joins in this Agreement with respect to,
                                             and agrees to be bound by, Paragraph 10.2.

/s/ Kevin J. Carr                            By: /s/ George R. Aylward, Jr.
-------------------------------                  -------------------------------
By: Kevin J. Carr                            Name:   George R. Aylward, Jr.
Title: Assistant Clerk                       Title: Executive Vice President


Attest:                                      TURNER INVESTMENT PARTNERS,
                                             INC., hereby joins in this Agreement with
                                             respect to, and agrees to be bound by, Paragraph
                                             10.2.

/s/ Thomas R. Trala, Jr.                     By: /s/ Brian F. McNally
-------------------------------                  -------------------------------
By: Thomas R. Trala, Jr.                     Name:   Brian F. McNally
Title: CFO and COO                           Title: General Counsel and CCO

                      APPENDIX B


                      ADDITIONAL INFORMATION ABOUT THE PHOENIX OPPORTUNITIES TRUST
-----------------------------------------------------------------------------------------------------------------

                      TABLE OF CONTENTS

                      Phoenix Bond Fund
                         Investment Risk and Return Summary.............................................     B-2
                         Fund Fees and Expenses.........................................................     B-6
                         Management of the Fund.........................................................     B-7
                      Phoenix Earnings Driven Growth Fund
                         Investment Risk and Return Summary.............................................    B-10
                         Fund Fees and Expenses.........................................................    B-13
                         Management of the Fund.........................................................    B-14
                      Phoenix Growth Opportunities Fund
                         Investment Risk and Return Summary.............................................    B-17
                         Fund Fees and Expenses.........................................................    B-20
                         Management of the Fund.........................................................    B-21
                      Additional Investment Techniques..................................................    B-23
                      Pricing of Fund Shares............................................................    B-25
                      Sales Charges.....................................................................    B-28
                      Your Account......................................................................    B-34
                      How to Buy Shares.................................................................    B-36
                      How to Sell Shares................................................................    B-37
                      Things You Should Know When Selling Shares........................................    B-38
                      Account Policies..................................................................    B-39
                      Investor Services and Other Information...........................................    B-42
                      Tax Status of Distributions.......................................................    B-43

PHOENIX BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix Bond Fund has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests in a diversified portfolio of bonds. Under normal circumstances, the fund invests at least 80% of its assets in bonds, at least 65% of which are rated at the time of investment Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard & Poor's Corporation ("S&P"). However, the fund may invest in high yield-high risk fixed income securities (junk bonds). As of March 31, 2006, the average rating of the fund's portfolio was A1 or A+. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser uses a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities.

> Securities selected for fund investment may be of any maturity or duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of a security's payment pattern. Normally, the fund's dollar-weighted average duration will vary between two and eight years. The subadviser may adjust the fund's dollar-weighted average duration based on changing expectations for the federal funds rate, the shape of the yield curve, swap spreads, mortgage prepayments, credit spreads, and capital market liquidity. For instance, if the federal funds rate is expected to rise, the subadviser may choose to move the fund's dollar-weighted average duration to the lower end of the band. Within this context, it is expected that the fund's dollar-weighted average maturity will range between three and fifteen years.

> Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rate increases costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the subadviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs), may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if such prepayment had not occurred.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Bond Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1997                 12.83
     1998                  7.66
     1999                  1.57
     2000                  8.67
     2001                  5.60
     2002                  9.70
     2003                  6.99
     2004                  4.54
     2005                  2.09

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.23% (quarter ending December 31, 1997) and the lowest return for a quarter was -2.25% (quarter ending June 30, 2004). Year-to-date performance (through March 31, 2006) is -0.30%.

----------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                    ----------------------------------------------
  (FOR THE PERIODS ENDED 12/31/05)(2)        1 YEAR     5 YEARS     CLASS X    CLASS A    CLASS B     CLASS C
----------------------------------------------------------------------------------------------------------------
  Class X
     Return Before Taxes                      2.09%      5.75%       6.74%        --         --          --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)   0.47%      3.76%       4.31%        --         --          --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions      1.47%      3.73%       4.27%        --         --          --
     and Sale of Fund Shares(4)
----------------------------------------------------------------------------------------------------------------
  Class A
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                     -3.11%      4.42%                  4.51%        --          --
----------------------------------------------------------------------------------------------------------------
  Class B
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                     -2.86%      4.65%                    --       4.39%         --
----------------------------------------------------------------------------------------------------------------
  Class C
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      0.92%      4.64%                    --         --        4.39%
----------------------------------------------------------------------------------------------------------------
  Lehman Aggregate Bond Index(5)              2.43%      5.87%       6.37%      5.91%      5.91%       5.91%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class X Shares since March 7, 1996; Class A Shares, Class B Shares and Class C Shares since July 1, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS X       CLASS A       CLASS B       CLASS C
                                                           SHARES        SHARES        SHARES        SHARES
                                                           ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge Imposed on Purchases (as a
percentage of offering price)                                None         4.75%          None         None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                      None          None(a)      5.00%(b)     1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                    None          None          None         None

Redemption Fee                                               None          None          None         None

Exchange Fee                                                 None          None          None         None
                                                        --------------------------------------------------------

                                                           CLASS X       CLASS A       CLASS B       CLASS C
                                                           SHARES        SHARES        SHARES        SHARES
                                                           ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                             0.50%         0.50%         0.50%         0.50%

Distribution and Shareholder Servicing (12b-1) Fees(d)       None         0.25%         1.00%         1.00%

Other Expenses                                              0.40%         0.44%         0.80%         0.80%
                                                           ------        ------        ------        ------

TOTAL ANNUAL FUND OPERATING EXPENSES                        0.90%         1.19%         2.30%         2.30%

Expense Reduction(e)                                       (0.00)%       (0.04)%       (0.40)%       (0.40)%
                                                           ------        ------        ------        ------

NET FUND OPERATING EXPENSES                                 0.90%         1.15%         1.90%         1.90%
                                                           ======        ======        ======        ======

____________________

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through January 31, 2007, so that such expenses do not exceed 0.90% for Class X Shares, 1.15% for Class A Shares, 1.90% for Class B Shares and 1.90% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class X                      $91                   $284                   $493                 $1,096
-----------------------------------------------------------------------------------------------------------------
   Class A                      $587                  $831                  $1,095                $1,846
-----------------------------------------------------------------------------------------------------------------
   Class B                      $593                  $880                  $1,194                $2,325
-----------------------------------------------------------------------------------------------------------------
   Class C                      $293                  $804                  $1,440                $3,152
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $193                  $680                  $1,194                $2,325
-----------------------------------------------------------------------------------------------------------------
   Class C                      $193                  $804                  $1,440                $3,152
-----------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through January 31, 2007. Thereafter, the examples do not reflect any reimbursement obligations.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 49 mutual funds and as adviser to institutional clients. As of December 31, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Seneca Capital Management LLC ("Seneca") is the subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Seneca had approximately $10.7 billion in assets under management. Seneca has been an investment adviser since 1989.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. Seneca, as subadviser, is responsible for day-to-day management of the fund's portfolio. Phoenix and Seneca manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rate:

----------------------------------------------------------------------------------------------------------------
  Bond Fund                                                                       0.50%
----------------------------------------------------------------------------------------------------------------

The adviser has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses), through January 31, 2007, so that such expenses do not exceed the following percentages of the average annual net asset values for the fund. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

----------------------------------------------------------------------------------------------------------------
                                              Class X           Class A          Class B           Class C
                                              Shares            Shares           Shares            Shares
----------------------------------------------------------------------------------------------------------------
   Bond Fund                                   0.90%             1.15%            1.90%             1.90%
----------------------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $376,469. The ratio of management fees to average net assets for the fiscal year ended September 30, 2005 was 0.50%.

Phoenix pays Seneca a subadvisory fee at the following rate:

----------------------------------------------------------------------------------------------------------------
   Bond Fund                                                                     0.25%
----------------------------------------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's 2005 semiannual report, covering the period October 1, 2004 through March 31, 2005.

PORTFOLIO MANAGEMENT

A team of investment professionals led by Albert Gutierrez, CFA is jointly and primarily responsible for the day-to-day management of the fund's portfolio. The members of the investment team and their areas of responsibility and expertise are as follows:

Mr. Alaimo has served on the fund's portfolio management team since 2005. He also serves as a Portfolio Manager for the Phoenix High Yield Fund and the Phoenix High Yield Securities Fund. He is Fixed Income Portfolio Manager and Director of Research at Seneca focused primarily on cable and satellite television, media, printing, packaging, consumer products, food and restaurants. Prior to joining Seneca in 2001, Mr. Alaimo was Managing Director with Banc of America Securities LLC (1996-2001). He has 20 years of investment experience.

Mr. Bishop has served on the fund's portfolio management team since 2005. He is Portfolio Manager and Trader of Fixed Income at Seneca focused primarily on quantitative techniques, corporate bonds, credit derivatives and structured securities. Prior to joining Seneca in 2002, Mr. Bishop was in Corporate Bond Sales with Merrill Lynch (1989-2002). He has 26 years of investment experience.

Mr. Chow has served on the fund's portfolio management team since 2005. He is a Portfolio Manager and Trader of Fixed Income at Seneca focused primarily on mortgage-backed and asset-backed securities, convertibles and structured products. Prior to joining Seneca in 2002, Mr. Chow was a Portfolio Manager for ING Pilgrim (2000-2002). He has 19 years of investment experience.

Mr. Gutierrez has led the fund's portfolio management team since 2002. He also serves as lead portfolio manager for the Phoenix High Yield Fund and the Phoenix High Yield Securities Fund. He is Chief Investment Officer of Fixed Income at Seneca and has been with Seneca since 2002. Prior to joining Seneca, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000-2002) and was in a similar capacity at Conseco Capital Management (1988-2000). He has 23 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

PHOENIX EARNINGS DRIVEN GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Earnings Driven Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in common stocks of companies with market capitalizations between $500 million and $10 billion at the time of purchase. The fund may invest in companies with higher or lower market capitalizations. The fund's policy of investing 80% of its assets in mid-cap companies may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser uses a screening process to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate and to the market; well managed; and have potential to exceed earnings expectations (so-called "earnings surprisers").

> Stocks are reviewed for sale if earnings reports disappoint, fundamentals deteriorate, or valuation levels reach the top of their historic levels.

>        Any income derived from investments will be incidental.

> To enable the fund to invest effectively in companies with medium market capitalizations, the fund will not offer shares to the public when the net assets of the fund exceed $500 million. This limit is subject to change without notice to shareholders.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

 o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

 o MEDIUM MARKET CAPITALIZATIONS. Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

LIMITED NUMBER OF INVESTMENTS RISK

Conditions which negatively affect securities in the portfolio will have a greater impact on the fund as compared to a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Earnings Driven Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1997                  16.22
     1998                  29.21
     1999                  44.58
     2000                  13.00
     2001                 -23.82
     2002                 -32.10
     2003                  29.01
     2004                   6.63
     2005                   1.36

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 44.83% (quarter ending December 31, 1999) and the lowest return for a quarter was -26.02% (quarter ending September 30, 2001). Year-to-date performance (through March 31, 2006) is 8.65%.

----------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                    ----------------------------------------------
  (FOR THE PERIODS ENDED 12/31/05)(2)         1 YEAR     5 YEARS    CLASS A    CLASS B     CLASS C    CLASS X
----------------------------------------------------------------------------------------------------------------
  Class A
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -4.47%      -7.43%     8.99%        --          --          --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)   -4.47%      -7.43%     7.66%        --          --          --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions      -2.90%      -6.15%     7.19%        --          --          --
     and Sale of Fund Shares(4) (5)
----------------------------------------------------------------------------------------------------------------
  Class B
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -3.37%      -7.03%       --       2.22%         --          --
----------------------------------------------------------------------------------------------------------------
  Class C
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                       0.63%      -7.02%       --         --        2.22%         --
----------------------------------------------------------------------------------------------------------------
  Class X
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                       1.62%      -6.08%       --         --          --       10.00%
----------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index(6)                          4.93%       0.55%     8.92%      2.69%       2.69%       8.92%
----------------------------------------------------------------------------------------------------------------
  Russell MidCap(R) Growth Index(7)           12.10%       1.38%     9.04%      5.51%       5.51%       9.04%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class A Shares and Class X Shares since March 8, 1996; Class B Shares and Class C Shares since July 1, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(6) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A       CLASS B       CLASS C       CLASS X
                                                           SHARES        SHARES        SHARES        SHARES
                                                           ------        ------        ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                               5.75%          None          None          None

Maximum Deferred Sales Charge (load) (as a percentage
of the lesser of the value redeemed or the amount
invested)                                                   None(a)       5.00%(b)      1.00%(c)       None

Maximum Sales Charge (load) Imposed on Reinvested                                        None          None
Dividends                                                    None          None

Redemption Fee                                               None          None          None          None

Exchange Fee                                                 None          None          None          None
                                                        ---------------------------------------------------------

                                                           CLASS A       CLASS B       CLASS C       CLASS X
                                                           SHARES        SHARES        SHARES        SHARES
                                                           ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                             0.80%         0.80%         0.80%         0.80%

Distribution and Shareholder Servicing (12b-1) Fees(d)      0.25%         1.00%         1.00%          None

Other Expenses                                              0.70%         0.74%         0.67%         0.56%
                                                           ------        ------        ------        ------

TOTAL ANNUAL FUND OPERATING EXPENSES                        1.75%         2.54%         2.47%         1.36%
                                                           ------        ------        ------        ------

Expense Reduction(e)                                       (0.30)%       (0.34)%       (0.27)%       (0.16)%
                                                           ------        ------        ------        ------

NET FUND OPERATING EXPENSES                                 1.45%         2.20%         2.20%         1.20%
                                                           ======        ======        ======        ======

____________________

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through January 31, 2007, so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class B Shares, 2.20% for Class C Shares and 1.20% for Class X Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $709                 $1,062                 $1,439                $2,492
-----------------------------------------------------------------------------------------------------------------
   Class B                      $618                  $953                  $1,316                $2,652
-----------------------------------------------------------------------------------------------------------------
   Class C                      $318                  $739                  $1,287                $2,782
-----------------------------------------------------------------------------------------------------------------
   Class X                      $117                  $410                   $725                 $1,617
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $218                  $753                  $1,316                $2,652
-----------------------------------------------------------------------------------------------------------------
   Class C                      $218                  $739                  $1,287                $2,782
-----------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through January 31, 2007. Thereafter, the examples do not reflect any reimbursement obligations.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 49 mutual funds and as adviser to institutional clients. As of December 31, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Seneca Capital Management LLC ("Seneca") is the subadviser to the fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Seneca had approximately $10.7 billion in assets under management. Seneca has been an investment adviser since 1989.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. Seneca, as subadviser, is responsible for day-to-day management of the fund's portfolio. Phoenix and Seneca manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rate:

----------------------------------------------------------------------------------------------------------------
  Earnings Driven Growth Fund                                                     0.80%
----------------------------------------------------------------------------------------------------------------

The adviser has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses), through January 31, 2007, so that such expenses do not exceed the following percentages of the average annual net asset values for the fund. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

----------------------------------------------------------------------------------------------------------------
                                              Class X           Class A          Class B           Class C
                                              Shares            Shares           Shares            Shares
----------------------------------------------------------------------------------------------------------------
   Earnings Driven Growth Fund                 1.20%             1.45%            2.20%             2.20%
----------------------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $613,172. The ratio of management fees to average net assets for the fiscal year ended September 30, 2005 was 0.80%.

Phoenix pays Seneca a subadvisory fee at the following rate:

----------------------------------------------------------------------------------------------------------------
   Earnings Driven Growth Fund                                                   0.40%
----------------------------------------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's 2005 semiannual report, covering the period October 1, 2004 through March 31, 2005.

PORTFOLIO MANAGEMENT

FRAN GILLIN COOLEY and DOUG COUDEN, CFA, manage the fund and are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Ms. Cooley has served on the fund's portfolio management team since 2005. She also serves on the portfolio management team for the Phoenix Large-Cap Growth Fund and the Phoenix Strategic Growth Fund. She is a Portfolio Manager and Equity Analyst at Seneca focused primarily on the consumer, materials and industrial sectors. Prior to joining Seneca in 1995, Ms. Cooley was in private placements at a San Francisco merchant bank. She has 12 years of investment experience.

Mr. Couden has served on the fund's portfolio management team since 2004. He also serves on the portfolio management team for the Phoenix Large-Cap Growth Fund and the Phoenix Strategic Growth Fund. He is a Senior Portfolio Manager and Director of Equity at Seneca focused primarily on the industrial, telecom, consumer and information technology sectors. Prior to joining Seneca in 1996, Mr. Couden was a Business Analyst with PaineWebber, Inc. He has 12 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

PHOENIX GROWTH OPPORTUNITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Phoenix Growth Opportunities Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests primarily in common stocks and other equity securities of U.S. companies with medium to large market capitalizations that the subadviser believes have strong earnings growth potential. Medium to large capitalization companies are defined for this purpose as companies with market capitalizations, at the time of purchase, in the range of those companies included in the Russell 1000(R) Growth Index (the "Growth Index"). Because medium to large cap companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of December 31, 2005, the market capitalization range of companies included in the Growth Index was $1 billion to $370 billion. The fund may also purchase securities of other medium to large capitalization companies that fall outside of this range that the subadviser believes offer strong earnings growth potential. It is not expected that the fund will own a substantial amount of securities that pay dividends.

> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser invests fund assets in securities of companies in a variety of economic sectors, and generally will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial). It will not invest more than 25% in any one industry or group of industries. Although the fund is non-diversified, portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index. The fund has participated in the past, and may participate in the future, in Initial Public Offerings ("IPOs").

> The subadviser pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. The subadviser focuses on companies that it believes have market dominance, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, a security becomes a sell candidate if the subadviser detects deterioration in the company's earnings growth potential. Positions may also be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents, such as U.S. government securities and high-grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented stocks typically underperform when value investing is in favor.

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

INITIAL PUBLIC OFFERINGS (IPOs) INVESTING RISK

Typically, there is less available public information about IPOs than exists for already-established issuers. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities, may, at times, be difficult to sell. In addition, from time to time, the fund may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and increase broker and other transaction costs to the fund, negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

LIMITED NUMBER OF INVESTMENTS RISK

Because the fund focuses on U.S. growth companies, it may hold fewer stocks in larger percentage amounts than funds that invest in a broader range of companies or have a less focused investment approach. Conditions that negatively affect securities in the portfolio will have a greater impact on the fund as compared to a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.

NON-DIVERSIFICATION RISK

As a non-diversified investment company under the Investment Company Act of 1940, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.(a)

                                                                                    CLASS A         CLASS C
                                                                                    SHARES          SHARES
                                                                                    -------         -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a Percentage                    5.75%           None
of offering price)

Maximum Deferred Sales Charge (load) (as a percentage of
lesser of the value redeemed or the amount invested)                                None(b)         1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested Dividends                          None            None

Redemption Fee                                                                       None            None

Exchange Fee                                                                         None            None
                                                                                --------------- ---------------
                                                                                    CLASS A         CLASS C
                                                                                    SHARES          SHARES
                                                                                    -------         -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                                      0.75%           0.75%

Distribution and Shareholder Servicing (12b-1) Fees(d)                               0.25%           1.00%

Other Expenses(e)                                                                    1.47%           1.47%
                                                                                     -----           -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                                 2.47%           3.22%

Expense Reduction(f)                                                                (1.22)%         (1.22%)
                                                                                     -----           -----

NET ANNUAL FUND OPERATING EXPENSES                                                   1.25%           2.00%
                                                                                     =====           =====

____________________

(a) Existing shareholders of the Predecessor Fund who become shareholders of the Phoenix Growth Opportunities Fund through the reorganization will receive Class A Shares of the Phoenix Growth Opportunities Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load on such shares and for new purchases of Class A Shares of the Phoenix Growth Opportunities Fund.

(b) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front end sales charge permitted by the NASD.

(e) Estimated at this time.

(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through May 31, 2008, so that such expenses do not exceed 1.25% for Class A Shares and 2.00% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------
   CLASS                                          1 YEAR                           3 YEARS
-------------------------------------------------------------------------------------------------------
   Class A                                         $695                             $1073
-------------------------------------------------------------------------------------------------------
   Class C                                         $203                              $757
-------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------------------------------
   CLASS                                          1 YEAR                           3 YEARS
-------------------------------------------------------------------------------------------------------
   Class C                                         $303                              $757
-------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through May 31, 2008. Thereafter, the examples do not reflect any expense reimbursement obligations.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 49 mutual funds and as adviser to institutional clients. As of December 31, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Turner Investment Partners, Inc. ("Turner") is a sub-adviser to the fund and is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Turner is a professional investment management firm founded in March of 1990. As of December 31, 2005, Turner had over $18 billion in assets under management. Turner has provided investment advisory services to investment companies since 1992.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Turner, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Turner manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

----------------------------------------------------------------------------------------------------------------
                              First $1 billion      $1 + billion through $2 billion          $2+ billion
----------------------------------------------------------------------------------------------------------------
     Management Fee                0.75%                         0.70%                          0.65%
----------------------------------------------------------------------------------------------------------------

Phoenix has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through May 31, 2008, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

----------------------------------------------------------------------------------------------------------------
                                                     CLASS A                              CLASS C
----------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                             1.25%                                2.00%
----------------------------------------------------------------------------------------------------------------

Phoenix pays Turner a subadvisory fee at the following rates:

----------------------------------------------------------------------------------------------------------------
          First $1 billion               $1+ billion through $2 billion                 $2+ billion
----------------------------------------------------------------------------------------------------------------
               0.375%                                 0.35%                               0.325%
----------------------------------------------------------------------------------------------------------------

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and
(c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

PORTFOLIO MANAGEMENT

The Growth Opportunities Fund is managed by a team led by ROBERT E. TURNER, CFA, with co-managers MARK TURNER and ROBB J. PARLANTI, CFA.

Robb Parlanti will serve on the portfolio management team of the Growth Opportunities Fund at its inception and previously served on the portfolio management team of the Turner Strategic Growth Fund. He is Senior Portfolio Manager/Security Analyst and joined Turner in 1993. Prior to 1993, Mr. Parlanti was Assistant Vice-President and Portfolio Manager at PNC Bank. He has 18 years of investment experience.

Mark Turner will serve on the portfolio management team of the Growth Opportunities Fund at its inception and previously served on the portfolio management team of the Turner Strategic Growth Fund. He is Vice Chairman, Senior Portfolio Manager/Security Analyst at Turner, and co-founded the firm in 1990. Prior to 1990, Mr. Turner was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 22 years of investment experience.

Robert Turner will serve on the portfolio management team of the Growth Opportunities Fund at its inception and previously served on the portfolio management team of the Turner

Strategic Growth Fund. He is Chairman and Chief Investment Officer of Turner, and founded Turner in 1990. Prior to his current position, Mr. Turner was Senior Investment manager with Meridian Investment Company. He has 23 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Bond Fund ("Bond Fund"), the Phoenix Earnings Driven Growth Fund ("Earnings Driven Growth Fund") and the Phoenix Growth Opportunities Fund (the "Growth Opportunities Fund") may engage in the following investment techniques:

BORROWING

Each fund may obtain fixed interest rate loans in amounts up to one third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, a fund will suffer greater losses than if no borrowing took place.

DEBT SECURITIES

The Earnings Driven Growth Fund may also invest in debt securities, primarily investment grade, of any maturity. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

DERIVATIVES

Each Fund may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and related options. The funds may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices and forward foreign currency contracts. The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment technique. If the subadviser fails to correctly predict these changes, the funds may lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transactions may not perform as expected. In addition, futures and options involve market risk in excess of their value.

FOREIGN INVESTING

The funds may invest in securities of foreign (non-U.S.) issuers, including foreign debt securities. Foreign equity investments are generally limited to securities traded on U.S. exchanges or in the NASDAQ Stock Market and American Depositary Receipts (ADRs).

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the funds. Dividends and other income payable on foreign securities may also be subject to foreign taxes.

Some foreign investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not function as well as U.S. markets.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

The Earnings Driven Growth Fund may invest in high yield-high risk fixed income securities. Generally, the fund will invest in securities that are rated higher than B- by S&P or B3 by Moody's, or if unrated are judged by the subadviser to be of similar quality. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk than investment-grade securities. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield-high risk securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

ILLIQUID SECURITIES

The funds may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Earnings Driven Growth Fund may invest in mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs), the value of which may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risk than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if such prepayment had not occurred.

MUTUAL FUND INVESTING

The funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

SECURITIES LENDING

Each fund may loan portfolio securities with a value up to one third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

UNRATED SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

VARIABLE RATE, FLOATING RATE OR VARIABLE AMOUNT SECURITIES

The funds may invest in variable rate, floating rate, or variable amount securities which are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

     o  adding the values of all securities and other assets of the fund;

     o  subtracting liabilities; and

     o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the company's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of a fund's distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.

SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The Bond Fund and the Earnings Driven Growth Fund presently offer four classes of shares. The Growth Opportunities Fund offers two classes of shares. Each class of shares has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of those shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

CLASS X SHARES (BOND FUND AND EARNINGS DRIVEN GROWTH FUND ONLY). Class X Shares are offered primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. If you are eligible to purchase and do purchase Class X Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class X Shares. For additional information about purchasing Class X Shares, please contact Mutual Fund Services by calling (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested) for the Bond Fund and 5.75% of the offering price (6.10% of the amount invested) for the Earnings Driven Growth Fund. The sales charge may be reduced or waived under certain conditions. No sales charge will be imposed on Turner Strategic Growth Fund shareholders in connection with the Class A Shares received pursuant to the Reorganization, or on subsequent additional purchases of Class A Shares. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation, "the Distributor" or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

BOND FUND



                                                                        SALES CHARGE AS
                                                                        A PERCENTAGE OF
AMOUNT OF                                       -------------------------------------------------------------------
TRANSACTION                                                OFFERING                         NET AMOUNT
AT OFFERING PRICE                                           PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                                4.75%                             4.99%
$50,000 but under $100,000                                   4.50                              4.71
$100,000 but under $250,000                                  3.50                              3.63
$250,000 but under $500,000                                  2.75                              2.83
$500,000 but under $1,000,000                                2.00                              2.04
$1,000,000 or more                                           None                              None


EARNINGS DRIVEN GROWTH FUND AND GROWTH OPPORTUNITIES FUND

                                                                        SALES CHARGE AS
                                                                        A PERCENTAGE OF
AMOUNT OF                                       -------------------------------------------------------------------
TRANSACTION                                                OFFERING                         NET AMOUNT
AT OFFERING PRICE                                           PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                                5.75%                             6.10%
$50,000 but under $100,000                                   4.75                              4.99
$100,000 but under $250,000                                  3.75                              3.90
$250,000 but under $500,000                                  2.75                              2.83
$500,000 but under $1,000,000                                2.00                              2.04
$1,000,000 or more                                           None                              None


SALES CHARGE REDUCTIONS AND WAIVERS

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and may be described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. No sales charge will be imposed on Turner Strategic Growth Fund shareholders in connection with the Class A Shares received pursuant to the Reorganization, or on subsequent additional purchases of Class A Shares.

Combination Purchase Privilege. Your purchase of any class of shares of this or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of this or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Funds; directors, officers, employees and sales representatives of the Adviser, Subadviser (if any) or Distributor or a corporate affiliate of the Adviser or Distributor; private clients of an Adviser or Subadviser to any of the Funds; registered representatives and employees of dealers with which the

Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
(BOND FUND AND EARNINGS DRIVEN GROWTH FUND ONLY)

YEAR          1           2           3             4             5           6+
--------------------------------------------------------------------------------
CDSC          5%          4%          3%            2%            2%          0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR          1           2+
--------------------------------------------------------------------------------
CDSC          1%          0%


COMPENSATION TO DEALERS

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

EARNINGS DRIVEN GROWTH AND GROWTH OPPORTUNITIES FUNDS

 AMOUNT OF                                SALES CHARGE AS A      SALES CHARGE AS A      DEALER DISCOUNT AS A
 TRANSACTION                                PERCENTAGE OF          PERCENTAGE OF            PERCENTAGE OF
 AT OFFERING PRICE                          OFFERING PRICE        AMOUNT INVESTED          OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------
 Under $50,000                                   5.75%                  6.10%                   5.00%
 $50,000 but under $100,000                      4.75                   4.99                    4.25
 $100,000 but under $250,000                     3.75                   3.90                    3.25
 $250,000 but under $500,000                     2.75                   2.83                    2.25
 $500,000 but under $1,000,000                   2.00                   2.04                    1.75
 $1,000,000 or more                              None                   None                    None

 BOND FUND

 AMOUNT OF                                SALES CHARGE AS A      SALES CHARGE AS A      DEALER DISCOUNT AS A
 TRANSACTION                                PERCENTAGE OF          PERCENTAGE OF            PERCENTAGE OF
 AT OFFERING PRICE                          OFFERING PRICE        AMOUNT INVESTED          OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------
 Under $50,000                                   4.75%                  4.99%                   4.25%
 $50,000 but under $100,000                      4.50                   4.71                    4.00
 $100,000 but under $250,000                     3.50                   3.63                    3.00
 $250,000 but under $500,000                     2.75                   2.83                    2.25
 $500,000 but under $1,000,000                   2.00                   2.04                    1.75
 $1,000,000 or more                              None                   None                    None


In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to a waiver of the CDSC for these Plan participants' purchases.) Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases made prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases made after January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans opened after January 11, 2006, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class X Shares.

The funds have established the following preferred methods of payment for fund shares:

    o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

    o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

    o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)

         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The Bond and Earnings Driven Growth Funds offer three classes of shares and the Growth Opportunities Fund offers two classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
                                    (CLASS A, CLASS B AND CLASS C SHARES)
----------------------------------- ----------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds, 66
                                    Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


------------------------------------------------------------------------------------------------------------------
                                      TO SELL SHARES
                                      (CLASS A, CLASS B AND CLASS C SHARES ONLY)
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor           Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
Through the mail                      Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                      02266-8301. Be sure to include the registered owner's name, fund and account number and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
Through express delivery              Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                      Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                          For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                 Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------

THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instruction if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A, Class B Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

     o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

     o The amount of the exchange must be equal to or greater than the minimum initial investment required.

     o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.


DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

     o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

     o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

     o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone

Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the funds' top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the funds' portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below, and to distribute net realized capital gains, if any, annually.

--------------------------------------------------------------------------------
   FUND                                                 DIVIDEND PAID
--------------------------------------------------------------------------------
   Bond Fund                                               Monthly
--------------------------------------------------------------------------------
   Earnings Driven Growth Fund                           Semiannually
--------------------------------------------------------------------------------
   Growth Opportunities Fund                               Annually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                           PHOENIX OPPORTUNITIES TRUST
                                Phoenix Bond Fund
                       Phoenix Earnings Driven Growth Fund
                        Phoenix Growth Opportunities Fund

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 3, 2006

   This Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus/Proxy Statement of the Phoenix Opportunities Trust (the "Trust"), dated May 3, 2006, and should be read in conjunction with it. You may obtain a free copy of the Trust's Prospectus/Proxy Statement, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056. In addition, the Phoenix Growth Opportunities Fund is a newly organized fund that has been created to acquire the assets and liabilities of the Turner Strategic Growth Fund. The Turner Strategic Growth Fund would be considered the accounting survivor and accordingly, certain financial history of that fund, which is incorporated by reference into this SAI, would become that of the Phoenix Growth Opportunities Fund upon consummation of the reorganization. This SAI incorporates by reference the following documents:

   (1) Statement of Additional Information dated January 31, 2006 with respect to the Turner Funds (previously filed on Edgar, Accession No. 0001135428-06-000026).

   (2) The audited financial statements and related report of the independent registered public accounting firm included in the Turner Funds Annual Report to Shareholders for the fiscal year ended September 30, 2005 with respect to the Turner Strategic Growth Fund (previously filed on EDGAR, Accession No. 0001135428-05-000686). No other parts of the Annual Report are incorporated herein by reference.

                                TABLE OF CONTENTS
                                                                          PAGE
The Trust ................................................................    1
Investment Restrictions ..................................................    1
Investment Techniques and Risks ..........................................    2
Performance Information...................................................   13
Portfolio Turnover .......................................................   14
Portfolio Transactions and Brokerage .....................................   14
Disclosure of Fund Holdings...............................................   15
Services of the Adviser and Subadvisers...................................   17
Portfolio Managers........................................................   21
Net Asset Value ..........................................................   22
How To Buy Shares ........................................................   23
Alternative Purchase Arrangements ........................................   23
Investor Account Services ................................................   26
How To Redeem Shares .....................................................   27
Dividends, Distributions and Taxes .......................................   29
Tax Sheltered Retirement Plans ...........................................   33
The Distributor ..........................................................   33
Distribution Plans .......................................................   35
Management of the Trust ..................................................   36
Additional Information ...................................................   43
Appendix .................................................................   45
Glossary .................................................................   46

                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926

PXP 2069B  (5/06)

                                    THE TRUST

   The Trust is an open-end investment management company which was organized under Delaware law in 1995 as a business trust. Prior to January 27, 2006, the Trust was named "Phoenix-Seneca Funds." The Trust consists of three separate
Funds: the Phoenix Bond Fund (formerly Phoenix-Seneca Bond Fund) ("Bond Fund"), the Phoenix Earnings Driven Growth Fund (formerly the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund) ("Earnings Driven Growth Fund") and the Phoenix Growth Opportunities Fund ("Growth Opportunities Fund"), (each a "Fund" and collectively, the "Funds"). The Growth Opportunities Fund offers two classes of shares: Class A Shares and Class C Shares. The Bond Fund and Earnings Driven Growth Fund offers four classes of shares: Class X Shares, Class A Shares, Class B Shares and Class C Shares. Class X Shares are offered to institutional investors, such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations, and others who purchase in certain minimum amounts. The three additional classes of shares may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B Shares and Class C Shares).

   The Trust's Prospectus describes the investment objectives of the Bond Fund and the Earnings Driven Growth Fund and the strategies that each Fund will employ in seeking to achieve its investment objective. The combined Prospectus/Proxy statement dated May 1, 2006, describes the investment objectives and strategies of the Growth Opportunities Fund. The Bond Fund and Earnings Driven Growth Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Growth Opportunities Fund may change its investment objective without a shareholder vote. The following discussion supplements the disclosure in the Prospectus and combined Prospectus/Proxy.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   With respect to all of the Funds, each Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Growth Opportunities Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following investment techniques in pursuing its investment objectives.

CORPORATE DEBT SECURITIES
   A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the subadviser's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

   A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Bond Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Earnings Driven Growth Fund and Growth Opportunities Fund might be more willing to convert such securities to common stock.

   HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES. Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield fixed income securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

   High-yield fixed income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade fixed income securities. The prices of high-yield fixed income securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield fixed income securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield fixed income securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield fixed income securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

   The secondary market on which high-yield fixed income securities are traded may be less liquid than the market for higher-grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield fixed income security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield fixed income securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield fixed income securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   The Funds may enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options"). Each Fund may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.

   Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term debt securities and the subadviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the subadviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.

   Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option.

   A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

   A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

   Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

   In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.

   LIMITATIONS ON FINANCIAL FUTURES AND RELATED OPTIONS. Each Fund may engage in futures and related options transactions for hedging purposes and in an attempt to increase total return to the extent permitted by CFTC regulations. In hedging transactions, a Fund will seek to invest in futures contracts and futures options, the prices of which are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes. (See "Dividends, Distributions, and Taxes" in this SAI.)

   A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Fund's custodian (or a subcustodian) for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund will specifically designate on its accounting records liquid assets to cover such contracts and options that is marked to market daily.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES
   The Funds may invest in foreign currency exchange-related securities.

   FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or EuroDollar. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   PERFORMANCE INDEXED PAPER. Performance indexed paper (or "PIPs") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES
   Each of the Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   American Depositary Receipts ("ADRs") are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

   Each of the Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in such forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the currencies being hedged against, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

ILLIQUID AND RESTRICTED SECURITIES
   Each Fund may invest in "illiquid investments," including "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities.

   Certain "restricted" securities may be resold to qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933. If a sufficient dealer or institutional trading market exists for such a security, it may not be considered "illiquid." The Trustees have adopted guidelines and delegated to the subadviser the daily function of determining and monitoring the liquidity of restricted securities and determining whether a Rule 144A security should be considered "illiquid." The Trustees, however, retain oversight and are ultimately responsible for the determinations.

LENDING PORTFOLIO SECURITIES
   Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and must be collateralized continuously with cash, cash equivalents, irrevocable letters of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities lent. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities lent and would also receive compensation from the investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms considered by the subadviser to be qualified, and when, in the judgment of the subadviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities lent may not exceed one-third of the value of the total assets of the Fund.

   A Fund may pay reasonable negotiated fees to the Custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the Trustees.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
   The Funds may each invest in mortgage-related and other asset-backed securities.

   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the subadviser determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to a Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The subadviser expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

OPTIONS
   The Funds may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.

   WRITING CALL OPTIONS. Each Fund may write (sell) covered call options on securities ("calls") when the subadviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

   A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

   PURCHASING CALL OPTIONS. Each Fund may purchase a call option when the subadviser believes the value of the underlying security will rise or to effect a "closing purchase transaction" as to a call option the Fund has written
(sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

   WRITING PUT OPTIONS. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

   PURCHASING PUT OPTIONS. A Fund may purchase a put option when the subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts") or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

   OPTIONS ON SECURITIES INDICES. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier." Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

   A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index. Others are based on a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE") and the American Stock Exchange.

   Funds may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

   A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

   Each of the Funds may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above.

   The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

   The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

   FOREIGN CURRENCY OPTIONS. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A call option on a foreign currency gives the purchaser of the option the right to buy a foreign currency at the exercise price until the option expires. A put option gives the option-holder a similar right to sell the underlying currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

PARTICIPATION INTERESTS
   The Bond Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the subadviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

REPURCHASE AGREEMENTS
   Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

   Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

   In addition to the risk of the seller's default or a decline in value of the underlying security, a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller.

SHORT SALES
   The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

   When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

   If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

   To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

SPECIAL CONSIDERATIONS AND RISKS RELATED TO OPTIONS AND FUTURES TRANSACTIONS
   Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

   The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

   In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

   The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the subadviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine at any time to restrict or terminate the Funds' transactions in options. The subadviser does not believe that these trading and position limits will have any adverse investment techniques for hedging the Trust's portfolios.

   Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

   Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

   The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the subadviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

SWAP AGREEMENTS
   The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on its accounting records liquid assets to avoid leveraging of the Fund's portfolio.

   Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The subadviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

WARRANTS TO PURCHASE SECURITIES
   The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
   Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

   When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

   When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

   A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A

Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

   When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when- issued purchases and forward commitments.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Russell Midcap Growth Index, Europe Australia Far East Index ("EAFE"), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD
   The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)(6) - 1]
                                      ---
                                      cd

   Where:

       a = dividends and interest earned during the period.
       b = net expenses accrued for the period.
       c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share of the class on the last day of the period.

TOTAL RETURN
   Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class X Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B Shares, Class C Shares or Class X Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B

Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares, Class C Shares and Class X Shares reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C or Class X Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% for the Bond Fund and 5.75% for the Earnings Driven Growth Fund and Growth Opportunities Fund and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates for the Bond Fund and Earnings Driven Growth Fund can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best execution for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.

   In selecting brokers to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to the subadviser and its affiliates in the performance of their decision-making responsibilities.

   Each year, the subadvisers will consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempt to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of such considerations. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the investment adviser (and its affiliates) in servicing all its accounts and not all such information may be used by the subadvisers, in each of their capacity as the subadviser, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.

   In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the subadviser. Investment decisions for a Fund and for the subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the subadviser, including accounts (such as investment limited partnerships) in which the investment adviser or affiliated or associated persons of the subadviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser and distributor from entering into any agreement or other understanding under which the Funds' direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   For the fiscal years ended September 30, 2003, 2004 and 2005, brokerage commissions paid by the Trust on portfolio transactions totaled $821,952, $855,154 and $235,961, respectively. Brokerage commissions of $62,168 paid during the fiscal year ended September 30, 2005, were paid on portfolio transactions aggregating $54,832,509 executed by brokers who provided research and other statistical information.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Phoenix Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information and for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
   As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               TIMING OF RELEASE OF
         TYPE OF SERVICE PROVIDER                  NAME OF SERVICE PROVIDER              PORTFOLIO HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
Adviser                                     Phoenix Investment Counsel, Inc.        Daily
-----------------------------------------------------------------------------------------------------------------------------
Subadviser (Bond and Earnings Driven        Seneca Capital Management LLC           Daily
Growth Funds)
-----------------------------------------------------------------------------------------------------------------------------
Subadviser (Growth Opportunities Fund)      Turner Investment Partners              Daily
-----------------------------------------------------------------------------------------------------------------------------
Distributor                                 Phoenix Equity Planning Corporation     Daily
-----------------------------------------------------------------------------------------------------------------------------
Custodian                                   State Street Bank and Trust Company     Daily
-----------------------------------------------------------------------------------------------------------------------------
Sub-Financial Agent                         PFPC Inc.                               Daily
-----------------------------------------------------------------------------------------------------------------------------
Independent Registered Public Accounting    PricewaterhouseCoopers, LLP             Annual Reporting Period: within 15
Firm                                                                                business days of end of reporting period
                                                                                    Semiannual Reporting Period: within 31
                                                                                    business days of end of reporting period
-----------------------------------------------------------------------------------------------------------------------------
Typesetting Firm for Financial Reports      GCom Solutions                          Monthly on first business day following
and Forms N-Q                                                                       month end
-----------------------------------------------------------------------------------------------------------------------------
Printer for Financial Reports               V.G. Reed & Sons                        Annual and Semiannual Reporting Period:
                                                                                    within 45 days after end of reporting
                                                                                    period
-----------------------------------------------------------------------------------------------------------------------------
Proxy Voting Service                        Institutional Shareholder Services      Twice weekly on an ongoing basis
-----------------------------------------------------------------------------------------------------------------------------
Intermediary Selling Shares of the Fund     Merrill Lynch                           Quarterly within 10 days of quarter end
-----------------------------------------------------------------------------------------------------------------------------
Third-Party Class B Share Financer          SG Constellation LLC                    Weekly based on prior week end
-----------------------------------------------------------------------------------------------------------------------------
PUBLIC PORTFOLIO HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution Firms              Bloomberg, Standard & Poor's and        Quarterly, 60 days after fiscal
                                            Thompson Financial Services             quarter end
-----------------------------------------------------------------------------------------------------------------------------
Rating Agencies                             Lipper Inc. and Morningstar             Quarterly, 60 days after quarter end
-----------------------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISERS

THE ADVISER
   The investment adviser to each of the Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was originally organized in 1932 as John P. Chase, Inc. PIC acts as the investment adviser for 14 fund companies totaling 51 mutual funds and as adviser to institutional clients. As of December 31, 2005, PIC had approximately $19.3 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, which acts as Distributor and Financial Agent for the Trust and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut who is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal offices of PNX and PEPCO are located at One American Row, Hartford, Connecticut 06102.

   PXP has served investors for over 70 years. As of December 31, 2005, PXP had approximately $50.9 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   As compensation for its services to the Bond and Earnings Driven Growth Funds, the Adviser receives a fee, which is accrued daily against the value of each Fund's net assets and paid monthly at the following rates:

                Bond Fund                       0.50%
                Earnings Driven Growth Fund     0.80%

   The Adviser has contractually agreed to limit the Bond Fund and Earnings Driven Growth Funds' total operating expenses (excluding interest, taxes and extraordinary expenses) through January 31, 2007 so that expenses do not exceed, on an annualized basis, the following. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

FUND                          CLASS X      CLASS A     CLASS B     CLASS C
----                          -------      -------     -------     -------
Bond Fund                      0.90%        1.15%       1.90%        1.90%
Earnings Driven Growth Fund    1.20%        1.45%       2.20%        2.20%

   As compensation for its services to the Growth Opportunities Fund, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and paid monthly at the following rates:

                                                   $1 BILLION
                                1ST $1 BILLION   THROUGH 2 BILLION   $2+ BILLION
                                --------------   -----------------   -----------
   Growth Opportunities Fund         0.75%             0.70%            0.65%

   The Adviser has contractually agreed to limit the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through, May 31 2008, so that such expenses do not exceed, on an annualized basis, the following. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

                FUND                    CLASS A              CLASS C
                ----                    -------              -------
     Growth Opportunities Fund           1.25%                2.00%

   The Adviser may discontinue or modify any such waivers or reimbursements it may provide in the future at its discretion.

   For the fiscal years ended September 2003, 2004 and 2005, PIC earned investment management fees of $373,661, $382,004 and $376,469, respectively, for services to the Bond Fund and $1,076,676, $1,028,470 and $613,172, respectively, for services to the Earnings Driven Growth Fund.

   For the fiscal years ended September 30, 2003, 2004 and 2005, PIC reimbursed $60,889, $32,865 and $69,688, respectively, for the Bond Fund and $215,880,
$126,819 and $252,272, respectively, for the Earnings Driven Growth Fund.

THE SUBADVISERS
   Seneca Capital Management LLC ("Seneca" or Subadviser") is the Subadviser to the Bond and Earnings Driven Growth Funds and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Seneca had approximately $10.7 billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Seneca the performance of certain of its investment management services under the Investment Advisory Agreement with the Bond Fund and the Earnings Driven Growth Fund. Seneca will furnish at is own expense the office facilities and personnel necessary to perform such services.

   For its services as Subadviser of the Bond Fund and Earnings Driven Growth Fund, Seneca is entitled to a fee that is accrued daily against the value of each Fund's net assets, payable monthly, at the following annual rates:

                Bond Fund                       0.25%
                Earnings Driven Growth Fund     0.40%

   Turner Investment Partners Inc. ("Turner" or "Subadviser") is the Subadviser to the Growth Opportunities Fund and is located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is a professional investment management firm founded in March 1990. As of December 31, 2005, Turner had over 18 billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Turner the performance of certain of its investment management services under the Investment Advisory Agreement with the Growth Opportunities Fund. Turner will furnish, at its own expense, the office facilities and personnel necessary to perform such services.

   For its services as Subadviser of the Growth Opportunities Fund, Turner is entitled to the following fees that are accrued daily against the value of the Fund's net assets, payable monthly, at the following annual rates:

                                                 $1+ BILLION
                           1ST $1 BILLION    THROUGH $2 BILLION    $2+ BILLION
                           --------------    ------------------    -----------
Growth Opportunities Fund      0.375%               0.35%            0.325%


   Under the Investment Advisory Agreement, PIC is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from PIC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreement, a Subadviser is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

   The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"). A Subadvisory Agreement may be amended at any time by written agreement among the Subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the Subadviser will also be subject to the approval of the Trustees and a majority of the applicable Fund's outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreement continue in full force and effect as long as each is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement and the Subadvisory Agreement may be terminated without penalty by any party upon 60 days written notice and automatically terminates in the event of its assignment. In the event of termination, or at the request of PIC, the Trust and the Funds will eliminate all reference to "Phoenix" from their names. Upon such request, PIC has agreed to submit the question of continuing the Investment Advisory Agreement to a vote of the shareholders of the Trust. In the event of termination, or at the request of Seneca, the Trust and the Funds will eliminate all references to "Seneca" from their names. Upon such request, Seneca has agreed to submit the question of continuing the Subadvisory Agreement to a vote of the shareholders of the Trust.

   In the management of the Trust and their other accounts, a Subadviser allocates investment opportunities to all accounts for which they are, in the Subadviser's judgment, appropriate, subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are generally allocated in proportion to net assets. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. (See also "Portfolio Transactions and Brokerage.")

   Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Trust in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses; (vii) interest, insurance premiums, taxes or governmental fees; (viii) fees and expenses of the transfer agent of the Trust;
(ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds;
(xi) a portion of the fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities;
(xiii) fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Agreement and Declaration of Trust or Bylaws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xvi) distribution fees and service fees applicable to each class of shares.

   Each Fund's Investment Advisory and Subadvisory Agreements each provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.

   The Trust, its Adviser, Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

BOND FUND AND EARNINGS DRIVEN GROWTH FUND
   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2005 semiannual report, covering the period October 1, 2004 through March 31, 2005.

GROWTH OPPORTUNITIES FUND
   The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. At a meeting held on February 17, 2006 the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the subadvisory agreement (the "Subadvisory Agreement") between PIC and Turner Investment Partners, Inc. ("Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Fund.

   During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

   ADVISORY AGREEMENT CONSIDERATIONS

   NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent, and quality of the overall services PIC and its affiliates plan to provide to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services to provided to other funds advised by PIC. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board noted that PIC will be responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits to the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that will be provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

   INVESTMENT PERFORMANCE. The Fund has not commenced operations as of March 31, 2006 therefore, performance information was not available.

   PROFITABILITY. The Board was not able to consider the levels of profits realized by PIC and its affiliates in connection with the operation of the Fund because the Fund has not commenced operations as of March 31, 2006. However the Board noted the contractual arrangement with PIC to limit the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through May 2008, so that such expenses would not exceed 1.25% for Class A Shares and 2.00% for Class C Shares.

   MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of pro forma expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected as appropriate comparisons. The Board found the Fund's management fees to be comparable to its peer group and total fees and expenses to be comparable.

   ECONOMIES OF SCALE. The Board noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that the shareholders would have an opportunity to benefit from economies of scale as assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from economies of scale as assets increase proportionately more than certain other expenses.

   SUBADVISORY AGREEMENT CONSIDERATIONS

   NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the qualifications of key personnel of the Subadviser that would manage the Fund. Based on the qualifications of the Subadviser's personnel and the performance of assets managed by the Subadviser in a similar manner as the Fund would be managed, the Trustees concluded that the nature, extent and quality of the overall services that would be provided by the Subadviser to the Fund was reasonable. Turning to compensation, the Board noted that a primary factor in the Subadviser's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

   INVESTMENT PERFORMANCE. Although the Fund has not commenced operations as of March 31, 2006, the Board considered the performance of the predecessor fund which has substantially similar investment objectives and policies and was advised by the Subadviser. The Board reviewed performance of the predecessor Fund as of December 31, 2005 in absolute terms and as compared to the Russell 1000 Growth index for the one, three and five year periods the predecessor fund out performed the index.

   PROFITABILITY. The Board did not separately review profitability information of the Subadviser noting that the subadvisery fee is paid by PIC and not by the fund so that the Fund shareholders would not be directly impacted.

   SUBADVISORY FEE. The Board did not receive comparative fee analysis of subadvisery fees but noted that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

   ECONOMIES OF SCALE. The Board considered the existence of any economies of scale and whether these economies would be passed along to the Fund's shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the Subadvisor level.

DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadvisers will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadvisers, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF SENECA CAPITAL MANAGEMENT LLC
(SUBADVISER TO THE BOND FUND AND EARNINGS DRIVEN GROWTH FUND)
   Seneca Capital Management LLC ("Seneca") believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Seneca receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   Following is a more detailed description of the compensation structure of Seneca's portfolio managers.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Seneca and is designed to be competitive in light of the individual's experience and responsibilities.

   Incentive Bonus. Bonus payments are based on a number of factors including the profitability of Seneca and the portfolio team member's long-term contributions to the firm. Seneca's principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Seneca participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of Seneca's working capital requirements and on estimated tax liabilities.

   The Executive Committee and Chief Investment Officer have discretion over the measurement of the components.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF TURNER INVESTMENT PARTNERS, INC. (SUBADVISER TO THE GROWTH OPPORTUNITIES FUND).
   Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio management assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment team and all portfolio managers are equity owners of Turner.

   The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individuals contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer of Turner is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST
   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund's shareholders. The Adviser/Subadviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategies of the Funds and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of September 30, 2005 for the Bond Fund and Earnings Driven Growth Fund and as of February 28, 2006 for the Growth Opportunities Fund regarding any other accounts managed by the portfolio managers and portfolio management team members for each Fund as named in the prospectus. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.


                                                        NUMBER OF AND TOTAL
                               NUMBER OF AND TOTAL     ASSETS OF OTHER POOLED    NUMBER OF AND TOTAL
                              ASSETS OF REGISTERED      INVESTMENT VEHICLES        ASSETS OF OTHER
PORTFOLIO MANAGER             INVESTMENT COMPANIES             (PIVS)                 ACCOUNTS
-----------------             --------------------             ------                 --------
Al Alaimo                        3/$125 million           1/$122.5 million        264/$8.5 billion
Robert Bishop                    2/$106 million                 None              264/$8.5 billion
Andrew Chow                      2/$106 million                 None              264/$8.5 billion
Fran Gillin Cooley              5/$477.5 million                None              302/$1.5 billion
Doug Couden                     5/$477.5 million                None              302/$1.5 billion
Albert Gutierrez                 5/$298 million           2/$185.9 million*
Robert E. Turner                29/$5.3 billion**         30/$715 million          96/$8.9 billion
Mark Turner                    13/$2.1 billion***         21/$571 million          70/$6.0 billion
Robb J. Parlanti                 8/$826 million           13/$382 million          50/$3.9 billion

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

* Mr. Gutierrez is the Portfolio Manager for one hedge fund which has a performance based fee. The value of that hedge fund as of September 30, 2005 was $63.4 million (listed under PIVs above).

** Mr. Robert Turner is paid a performance based fee on three registered investment companies. The value of the funds as of February 28, 2006 was $852 million.

*** Mr. Mark Turner is paid a performance based fee on one registered investment company. The value of that funds on February 28, 2006 was $800 million.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS
   The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund described in the Fund's prospectus that he or she manages as of September 30, 2005:

                                                       DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER              FUND MANAGED            BENEFICIALLY OWNED IN FUND MANAGED
-----------------              ------------            ----------------------------------
Al Alaimo                       Bond Fund                             None
Robert Bishop                   Bond Fund                             None
Andrew Chow                     Bond Fund                             None
Fran Gillin Cooley     Earnings Driven Growth Fund             $10,000 - $50,000
Doug Couden            Earnings Driven Growth Fund                    None
Albert Gutierrez                Bond Fund                             None

   Since the Growth Opportunities Fund has been in existence only since the date of this SAI, the portfolio managers for the Fund did not hold any shares in the Fund as of September 30, 2005.

                                 NET ASSET VALUE

   Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of trading on the NYSE (normally 4:00 P.M. New York City time) on each day the Trust is "open for business" (as defined in the Prospectus). A Fund need not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on the following observed national holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for shares that have been received by the Trust or the Transfer Agent before the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

   Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

   In determining the net asset value, unlisted securities for which market quotations are available are valued at the last reported sales price or, if no sales are reported or such pricing is not provided, the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon that are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Quotations of foreign securities in foreign currency will be converted to U.S. Dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, as the Trustees have determined that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

   For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A Shares, Class B Shares and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). The Bond and Earnings Driven Growth Funds also offer one class of shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.

   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges and, as previously noted, existing shareholders of the Predecessor Fund who become shareholders of the Growth Opportunities Fund through the reorganization will receive Class A Shares of the Growth Opportunities Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load on such shares and for new purchases of Class A Shares of the Growth Opportunities Fund.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares -- Waiver of Sales Charges" section of this SAI.)

   Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Trust account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares.

CLASS X SHARES (BOND FUND AND EARNINGS DRIVEN GROWTH FUND ONLY)
   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. No sales charge will be imposed on Turner Strategic Growth Fund shareholders in connection with the Class A Shares received pursuant to the Reorganization, or on subsequent additional purchases of Class A Shares.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or
(6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund, (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of the Phoenix Funds; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES
   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker-dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS
   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for additional information.)

BY CHECK (PHOENIX BOND FUND ONLY)
   Any shareholder of this Fund may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

   When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to the Transfer Agent's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value.( See the Funds' current prospectus for more information.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Shareholders should consult their own tax advisor about their tax situation.

   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES
   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES
   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS
   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of shares in a Fund or upon an exchange of shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS
   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   Pursuant to an Underwriting Agreement with the Funds, PEPCO (or "Distributor"), an indirect wholly-owned subsidiary of PNX, and an affiliate of the Adviser and Subadviser, PIC serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plan described below. With respect to the Bond Fund and the Earnings Driven Growth Fund, during the fiscal years ended September 30, 2003, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $255,451, $215,231 and $141,422, respectively, of which the Distributor received net commissions of $158,112, $161,263 and $112,142, respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2005, the Distributor received net commissions of $5,278 for Class A Shares and deferred sales charges of $105,176 for Class B Shares and $1,688 for Class C Shares.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust's Trustees who are not parties to the Underwriting Agreement or "interested persons" of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.

DEALERS CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

BOND FUND

                                                                                        DEALER DISCOUNT
                                          SALES CHARGE            SALES CHARGE           OR AGENCY FEE
        AMOUNT OF TRANSACTION             AS PERCENTAGE          AS PERCENTAGE         AS PERCENTAGE OF
          AT OFFERING PRICE             OF OFFERING PRICE      OF AMOUNT INVESTED       OFFERING PRICE
--------------------------------------------------------------------------------------------------------------
Less than $50,000                             4.75%                  4.99%                   4.25%
$50,000 but under $100,000                    4.50%                  4.71%                   4.00%
$100,000 but under $250,000                   3.50%                  3.63%                   3.00%
$250,000 but under $500,000                   2.75%                  2.83%                   2.25%
$500,000 but under $1,000,000                 2.00%                  2.04%                   1.75%
$1,000,000 or more                            None                    None                   None

EARNINGS DRIVEN GROWTH FUND AND GROWTH OPPORTUNITIES FUND

                                                                                        DEALER DISCOUNT
                                          SALES CHARGE            SALES CHARGE           OR AGENCY FEE
        AMOUNT OF TRANSACTION             AS PERCENTAGE          AS PERCENTAGE          AS PERCENTAGE OF
          AT OFFERING PRICE             OF OFFERING PRICE      OF AMOUNT INVESTED       OFFERING PRICE
--------------------------------------------------------------------------------------------------------------
Under $50,000                                 5.75%                  6.10%                   5.00%
$50,000 but under $100,000                    4.75%                  4.99%                   4.25%
$100,000 but under $250,000                   3.75%                  3.90%                   3.25%
$250,000 but under $500,000                   2.75%                  2.83%                   2.25%
$500,000 but under $1,000,000                 2.00%                  2.04%                   1.75%
$1,000,000 or more                            None                    None                   None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services, provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented cost to PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

                First $5 billion                0.06%
                $5 billion to $15 billion       0.05%
                Greater than $15 billion        0.03%

   Percentage rates are applied to the aggregate daily net asset value of all funds serviced by PFPC. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For administrative services during the fiscal year ended September 30, 2003, 2004 and 2005, PEPCO received $269,318, $242,004 and $201,856 respectively.

                               DISTRIBUTION PLANS

   The Trust has adopted a separate distribution plan for each class of shares (except Class X Shares) (collectively, the "Plans") in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares and at a rate of 0.75% per annum for Class C Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual net asset value of that class.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   For the fiscal year ended September 30, 2005, the Funds paid Rule 12b-1 Fees in the amount of $619,390, of which the Distributor received $235,540, and unaffiliated broker-dealers received $383,850. The Rule 12b-1 payments were used for (1) compensation to dealers, $339,250; (2) compensation to sales personnel, $292,048; (3) advertising, $57,654; (4) service costs, $28,777; (5) printing and mailing of prospectuses to other than current shareholders, $4,815; and (6) other, $24,375.

   On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that Class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Funds.

   No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS
    The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                     INDEPENDENT TRUSTEES

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
E. Virgil Conway                    Served               55           Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC           since 2000.                       (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                       (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                    New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                           (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                      Pace University (Director/Trustee) (1978-2003)
                                                                      (Director/Trustee Emeritus) Greater New York Councils,
                                                                      Boy Scouts of America (1985-present), The Academy of Political
                                                                      Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                                      Property Corp. (1989-present), Colgate University (Trustee
                                                                      Emeritus) (2004-present). Director/Trustee, The Harlem Youth
                                                                      Development Foundation, (Chairman) (1998-2002), Metropolitan
                                                                      Transportation Authority (Chairman) (1992-2001), Trism, Inc.
                                                                      (1994-2001), Consolidated Edison Company of New York, Inc.
                                                                      (1970-2002), Atlantic Mutual Insurance Company (1974-2002),
                                                                      Centennial Insurance Company (1974-2002), Union Pacific Corp.
                                                                      (1978-2002),  BlackRock Freddie Mac Mortgage Securities Fund
                                                                      (Advisory Director) (1990-2000), Accuhealth (1994-2002),
                                                                      New York Housing Partnership Development Corp. (Chairman)
                                                                      (1981-2003).

Harry Dalzell-Payne                 Served               55           Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court              since 1999.                       (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries                 Served since         56           Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            2005.                             (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                      (1987-present).
DOB: 9/23/30


                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
Leroy Keith, Jr.                    Served since         53           Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.           2005.                             (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                          portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                                 (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                          Obaji Medical Products Company (2002-present). Director,
                                                                      Lincoln Educational Services (2002-2004). Chairman,
                                                                      Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara               Served since         55           Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY            2001.                             (private bank) (1982-present). Trustee/Director, Phoenix
11 West 54th Street                                                   Funds Complex (2001-present).
New York, NY 10019
DOB: 4/17/51

Everett L. Morris*                  Served since         55           Retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                      2000.                             (1991-present). Director, W.H. Reaves Utility Income
Colts Neck, NJ 07722                                                  Fund (2004-present). Vice President, W.H. Reaves and
DOB: 5/26/28                                                          Company (investment management) (1993-2003).

James M. Oates**                    Served since         53           Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners              2005.                             Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                         (1997-present). Trustee, Phoenix Funds Family
Boston, MA 02109                                                      (1987-present). Managing Director, Wydown Group
Trustee                                                               (consulting firm) (1994-present). Director, Investors
DOB: 5/31/46                                                          Financial Service Corporation (1995-present), Investors
                                                                      Bank & Trust Corporation (1995-present), Stifel
                                                                      Financial (1996-present), Connecticut River Bancorp
                                                                      (1998-present), Connecticut River Bank (1999-present),
                                                                      Trust Company of New Hampshire (2002-present). Chairman,
                                                                      Emerson Investment Management, Inc. (2000-present).
                                                                      Director/Trustee, AIB Govett Funds (six portfolios)
                                                                      (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                      Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                      (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                      (1995-2003). Director and Treasurer, Endowment for
                                                                      Health, Inc. (2000-2004). Independent Chairman (since
                                                                      2005), Trustee (since 2004), John Hancock Trust. Trustee
                                                                      (since 2005), John Hancock Funds II and John Hancock
                                                                      Funds III.

Richard E. Segerson                 Served since         53           Managing Director, Northway Management Company
Northway Management Company         2005.                             (1998-present). Trustee, Phoenix Funds Family
164 Mason Street                                                      (1983-present).
Greenwich, CT 06830
DOB: 2/16/46


                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
Ferdinand L.J. Verdonck             Served since         53           Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                      2005.                             Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                  EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                          Continental European Investment Trust (1998-present),
                                                                      Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                      (1998-present), Santens N.V. (1999-present). Managing
                                                                      Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                      and Insurance Holding Company (Euronext) (1992-2003),
                                                                      KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                      Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco
                                                                      N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                      (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                      (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                      Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                      (1995-2001).


* Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

** Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEE

    Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.



                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, ADDRESS AND DATE OF BIRTH      LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND POSITION(S) WITH TRUST          TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------

Marilyn E. LaMarche*                Served since         53           Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC             2005.                             (1983-present). Trustee, Phoenix Funds Family
30 Rockefeller Plaza,                                                 (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                            (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                    (1989-2005).
Trustee
DOB: 5/11/34


                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, ADDRESS AND DATE OF BIRTH      LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND POSITION(S) WITH TRUST          TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
Philip R. McLoughlin**              Served since         77           Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                            1999.                             World Trust Fund (1991-present). Trustee/Director,
DOB: 10/23/46                                                         Phoenix Funds Complex (1989-present). Management
                                                                      Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                      Executive Officer (1995-2002) and Director (1995-2002),
                                                                      Phoenix Investment Partners, Ltd. Director and Executive
                                                                      Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                      Director (1994-2002) and Executive Vice President,
                                                                      Investments (1987-2002), Phoenix Life Insurance Company.
                                                                      Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                      Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                      (2000-2002) and President (1990-2000), Phoenix Equity
                                                                      Planning Corporation. Chairman and Chief Executive
                                                                      Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                      Director (2001-2002) and President (April 2002-September
                                                                      2002), Phoenix Investment Management Company. Director
                                                                      and Executive Vice President, Phoenix Life and Annuity
                                                                      Company (1996-2002). Director (1995-2000) and Executive
                                                                      Vice President (1994-2002) and Chief Investment Counsel
                                                                      (1994-2002), PHL Variable Insurance Company. Director,
                                                                      Phoenix National Trust Holding Company (2001-2002).
                                                                      Director (1985-2002) and Vice President (1986-2002) and
                                                                      Executive Vice President (April 2002-September 2002), PM
                                                                      Holdings, Inc. Director, WS Griffith Associates, Inc.
                                                                      (1995-2002). Director, WS Griffith Securities, Inc.
                                                                      (1992-2002).

* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
** Mr. McLoughlin is an "interested person" as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD WITH
NAME, ADDRESS AND                 TRUST AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                         TIME SERVED                            DURING PAST 5 YEARS
--------------                        -----------                            -------------------
Daniel T. Geraci                    President since        Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                        2004.                  Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                           Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Funds Complex (2004-present). President and Chief
                                                           Executive Officer of North American Investment Operations, Pioneer
                                                           Investment Management USA, Inc. (2001-2003). President of Private
                                                           Wealth Management Group, Fidelity Investments (2000-2001).

George R. Aylward                   Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                        President since        The Phoenix Companies, Inc. (2004-present). Executive Vice President
                                    2004.                  and Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                           (2004-present). Vice President, Phoenix Life Insurance Company
                                                           (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                           Vice President, Finance, Phoenix Investment Partners, Ltd.
                                                           (2001-2002).  Assistant Controller, Phoenix Investment Partners, Ltd.
                                                           (1996-2001). Executive Vice President, certain funds within the
                                                           Phoenix Funds Family (2004-present).


                                 POSITION(S) HELD WITH
NAME, ADDRESS AND                 TRUST AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                         TIME SERVED                            DURING PAST 5 YEARS
--------------                        -----------                            -------------------
Francis G. Waltman                  Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                        President since        (February 2006). Senior Vice President, Product Development and
                                    2004.                  Management (2005-present), Senior Vice President and Chief Administrative
                                                           Officer (2003-2004), Phoenix Investment Partners, Ltd. Senior Vice
                                                           President and Chief Administrative Officer, Phoenix Equity Planning
                                                           Corporation (1999-2003). Senior Vice President, certain funds within the
                                                           Phoenix Funds Family (2004-present).

Marc Baltuch                        Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue                    Chief Compliance       Vice President and Compliance Officer, certain funds in the Phoenix
New York, NY 10022                  Officer since 2005.    Funds Complex (2004-present). Vice President, The Zweig Total Return
DOB: 9/23/45                                               Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and
                                                           Director, Watermark Securities, Inc. (1991-present). Assistant
                                                           Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                           Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid Market
                                                           Neutral Fund (1999-2002).

Kevin J. Carr                       Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row                    Counsel, Chief Legal   2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102                  Officer and            Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                        Secretary since        2005-present). Compliance Officer of Investments and Counsel,
                                    2005.                  Travelers Life & Annuity (Jan. 2005-May 2005). Assistant General Counsel,
                                                           The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley                  Chief Financial        Second Vice President, Fund Control and Tax, Phoenix Equity Planning
DOB: 3/2/72                         Officer and            Corporation (2004-present). Chief Financial Officer and Treasurer or
                                    Treasurer since        Assistant Treasurer of certain funds within the Phoenix Funds
                                    2005.                  Family (2004-present). Senior Manager (2002-2004), Manager (2000-2002),
                                                           Audit,Deloitte & Touche, LLP.

COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as act to on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION
   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser (or an affiliate of the Adviser). The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended September 30, 2005, the Trustees received the following compensation:

                                AGGREGATE     TOTAL COMPENSATION FROM TRUST AND
                               COMPENSATION          FUND COMPLEX (77 FUNDS)
    NAME OF TRUSTEE             FROM TRUST             PAID TO TRUSTEES
    ---------------             ----------             ----------------

INDEPENDENT TRUSTEES
 --------------------
 E. Virgil Conway                $12,725                  $196,500
 Harry Dalzell-Payne             $10,527                  $186,500
 Francis E. Jeffries              $3,331*                 $130,500
 Leroy Keith, Jr.                 $2,962                   $73,500
 Geraldine M. McNamara           $11,341*                 $189,000
 Everett L. Morris               $12,413*                 $201,000
 James M. Oates                   $4,736                  $122,011
 Richard E. Segerson              $3,331*                  $83,750
 Ferdinand L.J. Verdonck          $2,962                   $53,761

INTERESTED TRUSTEES
 -------------------
 Marilyn E. LaMarche              $2,658                   $69,761
 Philip R. McLoughlin             $11,681                 $214,317
----------------------

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $523,673.51, Ms. McNamara, $265,046.71, Mr. Morris, $513,296.52 and Mr. Segerson, $115,530.21. At
  present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005:

                                                     DOLLAR RANGE OF        TOTAL COMPENSATION
                               DOLLAR RANGE OF    EQUITY SECURITIES IN     FROM TRUST AND FUND
                              EQUITY SECURITIES    THE EARNINGS DRIVEN      COMPLEX (77 FUNDS)
    NAME OF TRUSTEE           IN THE BOND FUND         GROWTH FUND           PAID TO TRUSTEES
    ---------------              -------------         -----------           ----------------

INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                    None                  None                Over $100,000
Harry Dalzell-Payne                 None                  None                     None
Francis E. Jeffries                 None                  None                Over $100,000
Leroy Keith, Jr.                    None                  None                 $1 - $10,000
Geraldine M. McNamara               None                  None                Over $100,000
Everett L. Morris                   None                  None                Over $100,000
James M. Oates                      None                  None                Over $100,000
Richard E. Segerson                 None                  None                Over $100,000
Ferdinand L.J. Verdonck             None                  None                     None

INTERESTED TRUSTEES
-------------------
Marilyn E. LaMarche                 None                  None                     None
Philip R. McLoughlin                None            $10,001 - $50,000         Over $100,000

   At March 27, 2006, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.

PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of March 27, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust's outstanding equity securities:

NAME OF SHAREHOLDER                     NAME OF FUND AND CLASS                  NUMBER OF SHARES   PERCENT OF CLASS
-------------------                     ----------------------                  ----------------   ----------------
Ameriprise Trust Company                Earnings Driven Growth Fund Class X        372,480.297          58.58%
FBO Ameriprise Trust
Retirement Services Plans
996 AXP Financial Center
Minneapolis, MN 55474-0009

Bear Stearns Securities Corp.           Bond Fund Class X                          201,297.613           8.79%
FBO XXX-XXX48-16
1 Metrotech Center North
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.           Bond Fund Class X                          118,906.375           5.19%
FBO XXX-XXX07-16
1 Metrotech Center North
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.           Bond Fund Class C                           17,465.333           9.88%
FBO XXX_XXX39-19
1 Metrotech Center North
Brooklyn, NY 11201-3870

MLPF&S for the Sole Benefit             Bond Fund Class B                          216,101.931          35.06%
of its Customers                        Bond Fund Class C                           15,957.915           9.02%
Attn: Fund Administration               Earnings Driven Growth Fund Class A        194,064.403          19.11%
4800 Deer Lake Dr. E., 3rd Flr.         Earnings Driven Growth Fund Class B        272,722.819          36.10%
Jacksonville, FL 32246-6484             Earnings Driven Growth Fund Class C        278,830.151          49.32%

Pershing LLC                            Bond Fund Class C                            9,987.414           5.65%
PO Box 2052
Jersey City, NJ 07303-2052

Phoenix Wealth Builder PHOLIO           Bond Fund Class A                          988,027.126          35.57%
Attn: Chris Wilkos
Shareholders Services Dept.
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Phoenix Wealth Guardian PHOLIO          Bond Fund Class A                          912,009.203          32.84%
Attn: Chris Wilkos
Shareholders Services Dept.
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Prudential Investment Management        Earnings Driven Growth Fund Class A        110,784.344          10.91%
Services
FBO Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop NJ 05-11-20
100 Mulberry St.
3 Gateway Center Fl. 11
Newark, NJ 07102-4000

SEI Private Trust Co.                   Bond Fund Class X                          209,479.180           9.15%
c/o Suntrust
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

NAME OF SHAREHOLDER                     NAME OF FUND AND CLASS                  NUMBER OF SHARES   PERCENT OF CLASS
-------------------                     ----------------------                  ----------------   ----------------
State Street Bank & Trust Co.           Bond Fund Class C                            9,171.274           5.19%
Cust for the IRA Rollover of
Roland C. Emmanuele
4 Hinchcliffe Dr
Newburgh, NY 12550-8810

Union Bank Tr Nominee                   Bond Fund Class X                          130,542.547           5.70%
St Anthony Foundation MPPP
FBO XXX38-01
PO Box 85484
San Diego, Ca 92186-5484

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION
   As a Delaware statutory trust, the Trust's operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001. A copy of the Trust's Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Agreement and Declaration of Trust, as amended. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

   To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

   The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

   Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

   Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

   Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. As of the date of this SAI, the Trustees have not determined to establish another series of shares in the Trust.

   Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund. As of the date of this SAI, the Trustees have authorized the issuance of four classes of shares for the Bond and Earnings Driven Growth Funds, designated Class X Shares, Class A Shares, Class B Shares and Class C Shares and two classes of shares for the Growth Opportunities Fund, designated Class A Shares and Class C Shares.

   Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

   Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   The Custodian of the Funds' assets is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The Trust has authorized the Custodians to appoint one or more subcustodians for the assets of the Funds held outside the United States. The securities and other assets of the Funds are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Trust (the "Transfer Agent") for which it is paid $16.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS
   The Funds' financial statements for the Trust's fiscal year ended September 30, 2005, included in the Trust's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF CERTAIN BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
   Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

   aaa--An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa--An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

   a--An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

   baa--An issue that is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

   Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S CORPORATION
   AAA--Bonds rated AAA have the higher rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   A--Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

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

   S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

   Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

   The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

   COMMERCIAL PAPER: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

   CERTIFICATES OF DEPOSIT: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

   BANKERS' ACCEPTANCES: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

   TIME DEPOSITS: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

   CORPORATE OBLIGATIONS: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.





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